UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

  |_|   Preliminary Proxy Statement.
  |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
  |X|   Definitive Proxy Statement.
  |_|   Definitive Additional Materials.
  |_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12.

                            MARVEL ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies: ______
     2)  Aggregate number of securities to which transaction applies: ______
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______
     4)  Proposed  maximum  aggregate value of  transaction:  ______
     5)  Total fee paid: ______

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid: ______
     2)  Form, Schedule or Registration Statement No.: ______
     3)  Filing Party: ______
     4)  Date Filed: ______

                            MARVEL ENTERPRISES, INC.
                               10 East 40th Street
                            New York, New York 10016


                                                                  March 30, 2004

Dear Stockholder:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Marvel Enterprises, Inc., which will be held at 10:00 a.m., local time, on Wednesday, May 5, 2004 at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York. The matters to be acted upon at the Annual Meeting are (i) a proposal to approve and adopt an amendment and restatement of our certificate of incorporation eliminating certain no-longer applicable provisions (concerning, for example, a class of preferred stock that is no longer outstanding); (ii) a proposal to approve and adopt an amendment to our stock incentive plan to increase the number of shares issuable pursuant to awards made thereunder; (iii) a proposal to elect three of our directors; (iv) a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004; and (v) such other business as may properly come before the Annual Meeting, all as described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the Annual Meeting, we urge you to complete, date, sign and return your proxy card in the enclosed prepaid envelope as promptly as possible so that your shares will be voted at the Annual Meeting. This will not limit your right to vote in person or to attend the Annual Meeting.

                                          Sincerely,

                                          /s/ Allen S. Lipson
                                          Allen S. Lipson
                                          President and Chief Executive Officer

                            MARVEL ENTERPRISES, INC.
                               10 East 40th Street
                            New York, New York 10016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Marvel Enterprises, Inc.:

        Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Marvel Enterprises, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Wednesday, May 5, 2004 at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York, for the following purposes:

        1. To  consider  and  vote  upon a  proposal  to  approve  and  adopt an
           amendment   and   restatement   of  the  Company's   certificate   of
           incorporation eliminating certain no-longer applicable provisions.

        2. To consider and vote upon a proposal to approve and adopt an amendment to the Company's stock incentive plan to increase the number of shares issuable pursuant to awards made under the plan.

        3. To consider and vote upon a proposal to elect three directors of the Company to serve until the election and qualification of their respective successors.

        4. To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004.

        5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The accompanying proxy statement describes the matters to be considered at the Annual Meeting. The Board of Directors has fixed the close of business on Wednesday, March 24, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting. In addition, the list of stockholders will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting, at the offices of the Company at 10 East 40th Street, New York, New York 10016.

        To ensure that your vote will be counted, please complete, date, sign and return the enclosed proxy card promptly in the enclosed prepaid envelope, whether or not you plan to attend the Annual Meeting. You may revoke your proxy in the manner described in the proxy statement at any time before the proxy has been voted at the Annual Meeting.

                                             By Order of the Board of Directors,

                                             /s/ Benjamin Dean
                                             Benjamin Dean
                                             Secretary
March 30, 2004

        If you have any questions or need assistance in voting your shares, call D.F. King & Co., Inc., which is assisting the Company with the Annual Meeting proxies, toll free at 888-886-4425.

                            MARVEL ENTERPRISES, INC.
                               10 East 40th Street
                            New York, New York 10016

                               -------------------

                                 PROXY STATEMENT
                                     for the
                       2004 Annual Meeting of Stockholders
                            to be held on May 5, 2004

                               -------------------

        This proxy statement is being furnished by and on behalf of the board of directors (the "Board of Directors") of Marvel Enterprises, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be voted at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on Wednesday, May 5, 2004 at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York, and at any adjournments or postponements thereof. This proxy statement and the enclosed proxy card are being sent to stockholders on or about March 30, 2004.

        At the Annual Meeting, stockholders will be asked to act on (1) a proposal to approve and adopt an amendment and restatement of the Company's certificate of incorporation eliminating certain no-longer applicable provisions (concerning, for example, a class of preferred stock that is no longer outstanding) (the "Charter Proposal"); (2) a proposal to approve and adopt an amendment to the Company's stock incentive plan to increase the number of shares issuable pursuant to awards made thereunder (the "Stock Incentive Plan Proposal"); (3) a proposal to elect the following nominees as directors of the Company to serve until the election and qualification of their respective successors: Morton E. Handel, F. Peter Cuneo and Isaac Perlmutter; (4) a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004; and (5) such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The principal offices of the Company are located at 10 East 40th Street, New York, New York 10016, and the Company's telephone number is (212) 576-4000.

Solicitation and Voting of Proxies; Revocation

        All duly executed proxy cards received by the Company in time for the Annual Meeting will be voted in accordance with the instructions given therein by the person executing the proxy card. In the absence of instructions, duly executed proxy cards will be voted FOR (1) the approval and adoption of the Charter Proposal, (2) the approval and adoption of the Stock Incentive Plan Proposal, (3) the election as a director of the Company of each of the three nominees identified above and (4) the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004. Any other matters that may properly come before the meeting will be acted upon by the persons named in the accompanying proxy in accordance with their discretion.

        The submission of a signed proxy card will not affect a stockholder's right to attend, or to vote in person at, the Annual Meeting. Stockholders who execute a proxy card may revoke the proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) executing a proxy card bearing a later date or (iii) attending the Annual Meeting and voting in person. In accordance with applicable rules, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to withhold authority to vote for some or all of the nominees for director of the Company or to abstain from the vote to (1) approve and adopt the Charter Proposal, (2) approve and adopt the Stock Incentive Plan Proposal, or (3) ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy given by such stockholder.

        The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited by the Company's directors, officers and other employees by personal interview, telephone and telegram. Such persons will receive no additional compensation for such services. In addition, the Company has retained D.F. King & Co., Inc. to assist in soliciting proxies for a fee estimated at $4,000, plus reimbursements of reasonable out-of-pocket expenses. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of the Company's capital stock held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred when the solicitation materials are forwarded.

        In some cases, only one copy of this proxy statement (and the accompanying annual report) is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this proxy statement (and the annual report) to a stockholder at a shared address to which a single copy of the document was delivered. To request a separate delivery of these materials now or in the future, a stockholder may submit a written request to the Secretary, Marvel Enterprises, Inc., 10 East 40th Street, New York, New York 10016 or an oral request by calling (212) 576-4000, extension 8531. Additionally, any stockholders who are currently sharing an address and receiving multiple copies of either the proxy statement or the annual report and who would rather receive a single copy of such materials may instruct the Company accordingly by directing their request to the Company in the manner provided above, or by contacting their broker.

Stock Split on March 26, 2004

        On March 26, 2004 (the "Split Date"), the Company effected a 3-for-2 stock split, in the form of a stock dividend that was distributed that day to stockholders of record as of March 12, 2004. On the first trading day after the Split Date, the number of shares of Common Stock outstanding increased by one-half and the trading price for the Common Stock on the New York Stock Exchange was adjusted accordingly. When this proxy statement refers to a number of shares of Common Stock, it distinguishes between the number of "pre-split" shares (i.e., the number applicable through March 26, 2004) and the number of "post-split" shares (i.e., the number applicable after March 26, 2004).

Record Date; Voting Rights

        Only holders of record of shares of the Company's Common Stock (the "Common Stock") at the close of business on March 24, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were issued and outstanding 72,639,927 shares (pre-split) of Common Stock, each of which is entitled to one vote.

        With respect to all matters expected to be presented for a vote of stockholders, the presence, in person or by duly executed proxy card, of the holders of a majority in voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum in order to transact business. The Charter Proposal requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. The Stock Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast, provided that the total vote cast represents a majority of the shares of Common Stock outstanding on the Record Date. The election of directors requires a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. The ratification of the appointment of independent accountants requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

        Abstentions will be counted as present in determining whether a quorum exists, but will have the same effect as a vote against a proposal (other than with respect to the proposal relating to the election of directors). Shares held by nominees that are present but not voted on a proposal because the nominees did not have discretionary voting power and were not instructed by the beneficial owner ("broker non-votes") will be counted as present in determining whether a quorum exists, but will be disregarded in determining whether a proposal has been approved except to the extent that they prevent the achievement of the requirement, in the case of the Stock Incentive Plan Proposal, that the total vote cast represent a majority of the shares of Common Stock outstanding on the Record Date.

                              THE CHARTER PROPOSAL

        On February 24, 2004, the Board of Directors adopted resolutions proposing and recommending that the stockholders of the Company approve an amendment and restatement of the Company's certificate of incorporation (as so amended and restated, the "Restated Certificate of Incorporation") by approving the Charter Proposal. The Charter Proposal would, among other things:

        1. eliminate   references  to  a  class  of  stock  that  is  no  longer
           outstanding (the Company's 8% cumulative convertible exchangeable preferred stock);

        2. eliminate a form of indenture, attached to the current certificate of incorporation, that would have governed a class of debt securities issuable upon conversion of the no-longer-outstanding class of preferred stock referred to above;

        3. eliminate references to a stockholders' agreement that is no longer in effect; and

        4. include provisions concerning the Company's Class A Junior Participating Preferred Stock (no shares of which are currently outstanding) which formerly were contained in a certificate of designation.

        Stockholders   are  urged  to  read  carefully  the   descriptions   and
discussions of the Charter Proposal that follow before voting on the Charter Proposal.

        If the Charter Proposal is approved, the Company intends to file the Restated Certificate of Incorporation in substantially the form attached hereto as Appendix A reflecting the Charter Proposal. The Charter Proposal would become effective upon the filing of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Under Delaware law, the Company's stockholders are not entitled to dissenters' rights with respect to the proposed amendment to the Certificate of Incorporation. The Board of Directors has reserved the right under Section 242(c) of the Delaware General Corporation Law (the "DGCL") to abandon the Charter Proposal, notwithstanding approval of the Charter Proposal by the stockholders, without further action by the stockholders.

        Now that there are no longer any shares of the Company's 8% cumulative convertible exchangeable preferred stock outstanding, the provisions of the Company's certificate of incorporation governing that class of stock are obsolete, as is the indenture that sets forth the terms of a class of debentures into which that preferred stock was, in some circumstances, convertible. The indenture, which runs over 40 pages, is currently attached to the Company's certificate of incorporation. Likewise, now that the Stockholders' Agreement entered into as of October 1, 1998 in connection with the Company's acquisition of Marvel Entertainment Group, Inc. has been terminated, the references to that agreement in the Company's certificate of incorporation are obsolete and no longer serve any purpose.

        The only effect of the Charter Proposal will be to shorten the form of the Company's certificate of incorporation, without changing its substance.

        Pursuant to the DGCL, approval of the Charter Proposal will require the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock. In tabulating the vote, abstentions and broker non-votes will have the same effect as a vote against the Charter Proposal. The Board of Directors unanimously recommends that stockholders vote FOR the approval and adoption of the Charter Proposal.



                        THE STOCK INCENTIVE PLAN PROPOSAL

        The Stock Incentive Plan Proposal is to approve and adopt the Plan Amendment, as defined below.

The Amendment

        The 1998 Stock Incentive Plan was adopted by the Board of Directors in November 1998 and approved by the stockholders in December 1998. An amendment to the Plan was adopted by the Board of Directors in September 2001 and approved by the stockholders in January 2002 (the 1998 Stock Incentive Plan as amended and, where applicable, as proposed to be amended by the Plan Amendment, is referred to in this proxy statement as the "1998 Plan").

        Currently, under the 1998 Plan, an aggregate of 16 million pre-split shares, or 24 million post-split shares, of Common Stock may be made the subject of options, stock appreciation rights, restricted stock awards, performance shares and performance units (collectively, "Awards"), provided that the number of shares of Common Stock that may be the subject of Awards granted to any individual during any calendar year may not exceed 4 million pre-split shares, or 6 million post-split shares. Also, the current termination date of the 1998 Plan is November 10, 2008. The Board of Directors has determined that the number of shares remaining under the 1998 Plan is insufficient to continue to meet the Company's needs of attracting and retaining executive officers, directors and other key employees, and that the remaining term of the Plan should be extended until December 31, 2013. As a result, on February 24, 2004, the Board of Directors adopted, subject to stockholder approval, an amendment (the "Plan Amendment") to the 1998 Plan increasing the number of shares of Common Stock that may be issued upon exercise of Awards under the 1998 Plan by an additional
7.5 million pre-split shares, or 11.25 million post-split shares, and extending the termination date of the 1998 Plan to December 31, 2013.

        The principal provisions of the 1998 Plan are summarized below. The following summary of the material provisions of the 1998 Plan does not purport to be complete and is qualified in its entirety by the terms of the 1998 Plan, a complete copy of which is attached hereto as Appendix B. A copy of the Plan Amendment is attached hereto as Appendix C.

        The Board of Directors is seeking stockholder approval of the Plan Amendment in order to satisfy the listing requirements of the New York Stock Exchange and to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for favorable tax treatment of Incentive Stock Options and any Awards intended to qualify as "performance-based compensation" under
Section  162(m) of the

Code. Under the rules of the New York Stock Exchange, stockholder approval of the Plan Amendment will require the affirmative vote of a majority of the votes cast, provided that the total vote cast represents a majority of the Common Stock. In addition, under Delaware law, stockholder approval of the Plan Amendment will require the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote thereon. In tabulating the vote, abstentions will have the same effect as a vote against the Plan Amendment and broker non-votes will be disregarded and will have no effect on the outcome of the vote, except to the extent that the broker non-votes prevent the achievement of the requirement that the total vote cast represent a majority of the shares of Common Stock outstanding on the Record Date. The Board of Directors unanimously recommends that stockholders vote FOR the Stock Incentive Plan Proposal.

Summary of the Plan

        Under the 1998 Plan, Awards may be granted to officers, employees and directors of the Company and its subsidiaries and to consultants and advisors to the Company or its subsidiaries (collectively, "Participants"). The 1998 Plan is intended to provide financial incentives to the Participants, rewarding them for making significant contributions to the Company's success and encouraging them to associate their interests with those of the Company and its stockholders. The 1998 Plan should also assist the Company in attracting and retaining competent and dedicated individuals whose efforts will be important in helping the Company achieve its long-term growth objectives.

        The 1998 Plan is administered by a "Committee" (currently the Company's Compensation Committee) which is composed of at least two directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under Section 16(b) ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of regulations promulgated under Section 162(m) of the Code. Pursuant to the 1998 Plan, the Committee selects Participants to whom Awards will be granted and determines the type, size, terms and conditions of Awards, including the per share purchase price and vesting provisions of options and the restrictions or performance criteria relating to restricted stock and performance awards. The Committee also administers, construes and interprets the 1998 Plan.

Securities to be Offered

        Upon approval of the Plan Amendment, under the 1998 Plan the aggregate number of shares of Common Stock ("Shares") which may be issued upon exercise of Awards, as amended, will be 23,500,000 (pre-split), or 35,250,000 (post-split), including Shares that have already been issued upon exercise of Awards. No Participant, however, will be permitted to receive Awards with respect to more than 4 million (pre-split), or 6 million (post-split), Shares during any calendar year. In the event of any Change in Capitalization (as defined below), the Committee may adjust the maximum number and class of Shares with respect to which Awards may be granted under the 1998 Plan, the maximum number of Shares with respect to which options or other Awards may be granted to any Participant during any year, the number and class of Shares which are subject to outstanding Awards granted under the 1998 Plan, and if applicable, the purchase price therefor. In addition, if any Award expires or terminates without having been exercised, the Shares subject to that Award again become available for grant under the 1998 Plan. A "Change in Capitalization" means any increase or reduction in the number of Shares, or any change in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise. Pursuant to this authority, the Committee has adjusted outstanding stock options issued by the Company so that they are exercisable, post-split, for one-and-a-half times as many shares as before the March 26, 2004 three-for-two stock split, at two-thirds of the former exercise price per share.

Individuals Who May Participate in the 1998 Plan

        All of the Company's (and its subsidiaries') officers, employees and directors together with its (and its subsidiaries') advisors and consultants are eligible to receive Awards under the 1998 Plan. Awards under the 1998 Plan shall be granted at the sole discretion of the Committee. The granting of an Award does not confer upon the Participant any right to continue in the employ of the Company or any of its subsidiaries or affect any right or power of the Company or any of its subsidiaries to terminate the services of such Participant at any time. As of the date of this proxy statement, the class of Participants was approximately 200 persons.

Awards

        Options. The Committee may grant to Participants options to purchase Shares. Subject to the provisions of the Code, options may be either incentive stock options (within the meaning of Section 422 of the Code) ("Incentive Stock Options") or nonqualified stock options (an option which does not qualify as an Incentive Stock Option) ("Nonqualified Stock Options"). The per Share purchase price (i.e., the "exercise price") under each option shall be established by the Committee at the time the option is granted. The per Share exercise price of an option shall not be less than 100% of the fair market value of a Share on the date the option is granted (110% in the case of an Incentive Stock Option granted to a ten-percent stockholder). Options will be exercisable at such times and in such installments as determined by the Committee. The Committee may accelerate the exercisability of any option at any time. Each option granted pursuant to the 1998 Plan shall be for such term as determined by the Committee, provided, however, that no option shall be exercisable after the expiration of ten years from its grant date (five years in the case of an Incentive Stock Option granted to a ten-percent stockholder). The agreement evidencing the option grant shall set forth the terms and conditions applicable to such option upon a termination or change in the employment status of the optionee as determined by the Committee. The Committee may also grant dividend equivalent rights in tandem with an option.

        Unless permitted by the Committee, options are not transferable by the optionee other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. The purchase price for Shares acquired pursuant to the exercise of an option must be paid (i) in cash, (ii) by transferring Shares to the Company, or (iii) a combination of the foregoing, upon such terms and conditions as determined by the Committee.

        Stock Appreciation Rights. The 1998 Plan permits the granting of stock appreciation rights to Participants in connection with an option or as a freestanding right. A stock appreciation right permits the grantee to receive, upon exercise, cash and/or Shares, at the discretion of the Committee, equal in value to an amount determined by multiplying (i) the excess, if any, of (x) for those granted in connection with an option, the fair market value per Share on the date preceding the exercise date over the purchase price per Share under the related option, or (y) for those not granted in connection with an option, the fair market value per Share on the date preceding the exercise date over the fair market value per Share on the grant date of the stock appreciation right by
(ii) the number of Shares as to which such stock appreciation right is being exercised.

        Stock appreciation rights granted in connection with an option cover the same Shares as those covered by such option and are generally subject to the same terms. A stock appreciation right granted in connection with an Incentive Stock Option is exercisable only if the fair market value of a Share on the exercise date exceeds the purchase price specified in the related Incentive Stock Option agreement.

Freestanding stock appreciation rights shall be granted on such terms and conditions as shall be determined by the Committee, but shall not have a term of greater than ten years.

        Restricted Stock. The terms of a restricted stock Award, including the restrictions placed on such Shares and the time or times, or the circumstances, upon which such restrictions will lapse, shall be determined by the Committee at the time the Award is made. The Committee may determine at the time an Award of restricted stock is granted that dividends paid on such restricted stock may be paid to the grantee or deferred and, if deferred, whether such dividends will be reinvested in shares of Common Stock. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on shares of restricted stock or forfeited upon the forfeiture of shares of restricted stock. The agreements evidencing Awards of restricted stock shall set forth the effects on such Awards of a grantee's termination of employment or service.

        Performance Units and Performance Shares. Performance units and performance shares will be awarded at such times as the Committee may determine and the vesting of performance units and performance shares is based upon the attainment of specified performance objectives by the Corporation, a subsidiary or a division within the specified performance period (the "Performance Cycle"). Performance objectives and the length of the Performance Cycle for performance units and performance shares will be determined by the Committee at the time the Award is made. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in Capitalization, a change in the tax rate or book tax rate of the Company or any subsidiary, or any other event which may materially affect the performance of the Company, a subsidiary or division. The agreements evidencing Awards of performance units and performance shares will set forth the terms and conditions of such Awards, including those applicable in the event of the grantee's termination of employment. Each performance unit will represent one Share and payments in respect of vested performance units will be made in cash, Shares or Shares of restricted stock or any combination of cash, Shares or Shares of restricted stock. The Committee will determine the total number of performance shares subject to an Award and the time or times at which the performance shares will be issued to the grantee at the time the Award is made. In addition, the Committee will determine (a) the time or times at which the awarded but not issued performance shares shall be issued to the grantee and (b) the time or times at which awarded and issued performance shares shall become vested in or forfeited by the grantee, in either case based upon the attainment of specified performance objectives within the Performance Cycle. At the time the Award of performance shares is made, the Committee may determine that dividends be paid or deferred on the performance shares issued. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on performance shares or forfeited upon the forfeiture of performance shares.

Additional Information

        The 1998 Plan provides that in satisfaction of the federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to an option or other Award, the optionee or grantee may make a written election to have withheld a portion of the Shares issuable to him or her having an aggregate fair market value equal to the withholding taxes.

        The Committee shall have the authority at the time a grant of options or an Award is made to award designated optionees or grantees tax bonuses that shall be paid on the exercise of such options or payment of such Awards. The Committee shall have full authority to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

        Upon approval of the Plan Amendment, the 1998 Plan will terminate on December 31, 2013. (Currently, the 1998 Plan terminates on November 10, 2008, the day preceding the tenth anniversary of its effective date.) The Board of Directors may terminate or amend the 1998 Plan at any time, except that (i) no such amendment or termination may adversely affect outstanding Awards, and (ii) to the extent necessary under applicable law or securities exchange rule, no amendment will be effective unless approved by stockholders.

        The closing price of the Common Stock as reported on the New York Stock Exchange on March 26, 2004 was $28.35 per share.

Federal Income Tax Consequences Relating to Awards

        Summarized below are the federal income tax consequences that the Company expects (based on current tax laws, rules and interpretations) with respect to Awards.

        Incentive Stock Options. In general, an optionee will not recognize taxable income upon grant or exercise of an Incentive Stock Option and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Stock Option.

        Upon the exercise of an Incentive Stock Option, however, the excess of the fair market value on the date of the exercise of the Shares received over the exercise price of Shares will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an Incentive Stock Option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the Incentive Stock Option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

        If the optionee has held the Shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the Shares by the optionee, the difference, if any, between the sale price of the Shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the Shares, generally in an amount equal to the excess of the fair market value of the Shares at the time the option was exercised over the exercise price of the option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the Shares were sold more than one year after the option was exercised. If the optionee sells the Shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the Shares at the time the option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the option. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

        Nonqualified Stock Options. In general, an optionee to whom a Nonqualified Stock Option is granted will recognize no income at the time of the grant of the option. Upon the exercise of a Nonqualified Stock Option, an optionee will generally recognize ordinary income in an amount equal to the amount by which the fair market value of the Shares on the date of exercise exceeds the exercise price of the option (special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange Act). If the Company complies with applicable withholding requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income (subject to the discussion below with respect to Section 162(m) of the Code).

        Stock Appreciation Rights (SARs). In general, a grantee to whom an SAR is granted will recognize no income at the time of the grant of the option. Upon exercise of an SAR, the grantee must recognize taxable compensation income in an amount equal to the value of any cash or Shares that the grantee receives. In general, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the grantee upon exercise of the SAR (subject to the discussion below with respect to Section 162(m) of the Code).

        Restricted Stock. In general, a grantee of restricted stock or any performance award will recognize no income at the time of the grant, unless the grantee of restricted stock elects to accelerate income taxation to the date of the award, and thereby recognizes ordinary income equal to the excess of the market value of the restricted shares over any amount the grantee pays for them (in which case subsequent gain or loss would be capital in nature, and the Company's deduction would equal the income recognized by the grantee as of the date of the restricted stock award).

        If a grantee has not elected to accelerate income taxation to the date of a restricted stock award and the restrictions on such stock subsequently lapse, the grantee must recognize taxable compensation income in an amount equal to the then-current value of any cash or Shares that the grantee receives. The same tax consequences apply to performance units and performance shares. With respect to these Awards generally, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the grantee pursuant to the restricted stock or performance award (subject to the discussion below with respect to Section 162(m) of the Code).

        Special Tax Provisions. Under certain circumstances, the accelerated vesting, cashout or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

        Section 162(m) of the Code and the regulations thereunder generally would disallow the Company a federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds one million dollars in any year. Section 162(m) generally does not disallow a deduction for payments of qualified "performance-based compensation" the material terms of which have been approved by stockholders. The Company intends that compensation attributable to options, stock appreciation rights, performance Awards, and performance-based Awards of restricted stock granted under the 1998 Plan will be qualified "performance-based compensation." To qualify, the Company has obtained stockholder approval of the 1998 Plan.

Interest of Certain Persons in Matters to be Acted Upon

        The officers and directors of the Company have an interest in the Plan Amendment to the extent they are eligible to participate therein.

                              ELECTION OF DIRECTORS

        Three directors will be elected at the Annual Meeting to serve until the election and qualification of their respective successors. Each of the nominees is currently a member of the Board of Directors. Proxy votes will not be voted for a greater number of persons than the number of nominees named.

        The Board of Directors has been informed that each of the nominees is willing to serve as a director of the Company, but if any of them should decline or be unable to act as a director, the individuals named as proxies on the enclosed proxy card will vote for the election of such other person or persons as they, in their discretion, may choose. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

        Pursuant to the Company's By-Laws (the "By-Laws"), the election to the Board of Directors of each of the three nominees identified in this proxy statement will require the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. In tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote. The Board of Directors unanimously recommends that stockholders vote FOR the election to the Board of Directors of Morton E. Handel, F. Peter Cuneo and Isaac Perlmutter.

Nominees for Election as Directors

        The Company's Board of Directors has three classes of directors with staggered three-year terms. Sid Ganis and James F. Halpin were elected at the 2002 annual meeting of stockholders as Class I directors to serve a three-year term. Avi Arad, Lawrence Mittman (since resigned) and Richard L. Solar were elected at the 2003 annual meeting of stockholders as Class II directors to serve a three-year term. Morton E. Handel, F. Peter Cuneo and Isaac Perlmutter were elected at the 2001 annual meeting of stockholders as Class III directors to serve a three-year term, and are eligible for re-election to a new three-year term at this Annual Meeting.

        Set forth below is each nominee's name, age as of March 30, 2004, principal occupation for the last five years, selected biographical information and period of service as a director of the Company.

        Morton E. Handel (Class III), 68, has been the non-executive Chairman of the Board of Directors of the Company since October 1998 and was first appointed as a director of the Company in June 1997. Mr. Handel is a director of Linens `N Things, Inc.

        F. Peter Cuneo (Class III), 60, was the Company's President and Chief Executive Officer from July 1999 through December 2002. Mr. Cuneo has been a director of the Company since July 1999. Since January 1, 2003, Mr. Cuneo has served as the part-time Special Advisor to the Chief Executive Officer of the Company, and since June 2003, Mr. Cuneo has served as a non-executive Vice Chairman of the Board of Directors. From September 1998 until July 1999, Mr. Cuneo served as Managing Director of Cortec Group Inc., a private equity fund. From February 1997 until September 1998, Mr. Cuneo was Chairman of Cuneo & Co., L.L.C., a private investment firm. Mr. Cuneo is also a director of Water Pik Technologies, Inc.

        Isaac Perlmutter (Class III), 61, has been employed by the Company as Vice Chairman of the Board of Directors since November 2001, has been a director of the Company since April 1993 and served as Chairman of the Board of Directors until March 1995. Mr. Perlmutter purchased the Company's predecessor company in January 1990. Mr. Perlmutter has been actively involved in the management of the affairs of the Company since prior to his employment as Vice Chairman and has been an independent financial investor for more than the past five years. As an independent investor, Mr. Perlmutter has a controlling ownership interest in Tangible Media, Inc., a media buying and advertising agency.

Directors Whose Terms Are Continuing

        For each member of the Board of Directors whose term of office as a director continues after the Annual Meeting, set forth below is the director's name, age as of March 30, 2004, principal occupation for the last five years, selected biographical information and period of service as a director of the Company.

        Avi Arad (Class II), 55, has been Chief Creative Officer of the Company and Chairman and Chief Executive Officer of the Company's Marvel Studios Division (which is responsible for motion picture and television licensing and development) since October 1998. Mr. Arad has been a director of the Company since April 1993. Mr. Arad is a producer or executive producer of each movie and television project utilizing the Company's characters. Mr. Arad has been a toy inventor and designer for more than 20 years. Mr. Arad is also the owner of Avi Arad & Associates, a firm engaged in the design and development of toys and the production and distribution of television programs.

        Sid Ganis (Class I), 64, has been a director of the Company since October 1999. Mr. Ganis has been President of Out of the Blue...Entertainment, a company that he founded, since September 1996. Out of the Blue...Entertainment is a provider of motion pictures, television and musical entertainment for Sony Pictures Entertainment and others. From January 1991 until September 1996, Mr. Ganis held various executive positions with Sony Pictures Entertainment, including Vice Chairman of Columbia Pictures and President of Worldwide Marketing for Columbia/TriStar Motion Picture Companies.

        James F. Halpin (Class I), 53, has been a director of the Company since March 1995. Mr. Halpin retired in March 2000 as President and Chief Executive Officer and a director of CompUSA Inc., a retailer of computer hardware, software, accessories and related products, which he had been with since May 1993.

        Richard L. Solar (Class II), 64, has been a director of the Company since December 2002. Since February 2003, Mr. Solar has been a management consultant and investor. From June 2002 to February 2003, Mr. Solar acted as a consultant for Gerber Childrenswear, Inc., a marketer of popular licensed brand apparel including Gerber, Baby Looney Tunes, Wilson, Converse and Coca-Cola. From 1996 to June 2002 (when Gerber Childrenswear was acquired by the Kellwood Company), Mr. Solar was Senior Vice President, Director and Chief Financial Officer of Gerber Childrenswear.

Meetings of the Board of Directors, its Audit Committee, its Compensation Committee and its Nominating and Corporate Governance Committee

        The Board of Directors held four meetings during 2003. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of the Board of Directors on which he served.

        The Board of Directors' committees are an Audit Committee (the "Audit Committee"), a Compensation Committee (the "Compensation Committee"), and a Nominating and Corporate Governance Committee (the "Nominating and Corporate Governance Committee").

Audit Committee

        The Audit Committee is comprised of Messrs. Solar (chairman), Ganis and Handel. The Audit Committee met four times in 2003. The Board of Directors has determined that each member of the Audit Committee is "independent" as defined in Section 303A.02 of the New York Stock Exchange's Listed Company Manual and under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Board of Directors has also determined that each of Morton E. Handel and Richard
L. Solar is an "audit committee financial expert" as that term is used in Item 401(h) of Regulation S-K.

        The Audit Committee's function is (i) to directly appoint, retain, compensate, evaluate and, where appropriate, terminate the Company's independent auditors; (ii) to assist the Board's oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, and the performance of the Company's internal audit function and the independent auditors; and (iii) to prepare the report required to be included in the Company's annual proxy statement. A copy of the Audit Committee charter is attached to this proxy statement as Appendix D. Current copies of the Audit Committee charter and the Company's Complaint Procedure for Accounting and Audit Matters are available on the Company's Internet website, www.marvel.com.


--------------------------------------------------------------------------------
Audit Committee Report

          The Board of Directors has approved and adopted a written charter for the Audit Committee which the Board of Directors shall include as an Appendix to the proxy statement in which this report will appear.

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with the Company's management. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

        The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed the independence of Ernst & Young LLP with that firm.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

                              Audit Committee

                              Richard L. Solar     Sid Ganis    Morton E. Handel

--------------------------------------------------------------------------------

Compensation Committee

        The Compensation Committee is comprised of Messrs. Halpin (chairman), Handel and Ganis. The Board of Directors has determined that each member of the Compensation Committee is "independent" as defined in Section 303A.02 of the New York Stock Exchange's Listed Company Manual. The Compensation Committee met twice in 2003. The Compensation Committee's function is (i) to discharge the Board's responsibilities relating to compensation of the Company's executives,
(ii) to produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations, and (iii) to administer the 1998 Stock Incentive Plan. A current copy of the Compensation Committee charter is available on the Company's Internet website, www.marvel.com.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is comprised of Messrs. Handel (chairman) and Ganis. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is "independent" as defined in Section 303A.02 of the New York Stock Exchange's Listed Company Manual. The Nominating and Corporate Governance Committee met once in 2003. The Nominating and Corporate Governance Committee's function is
(i) to identify individuals qualified to become members of the Board of Directors; (ii) to recommend to the Board of Directors individuals to be selected by the Board of Directors as nominees for election as directors at the next Annual Meeting of Stockholders; and (iii) to develop and recommend to the Board of Directors a set of corporate governance guidelines applicable to the Company (the "Corporate Governance Guidelines") and the modification of such guidelines from time to time. Current copies of: (i) the Nominating and Corporate Governance Committee charter and (ii) the Corporate Governance Guidelines are available on the Company's Internet website, www.marvel.com.

        As part of the Corporate Governance Guidelines, the Nominating and Corporate Governance Committee has developed, and the Board of Directors has approved, Guidelines for Board Membership. These Guidelines for Board Membership, which are included as Appendix A to the Corporate Governance Guidelines, assist the Nominating and Corporate Governance Committee in evaluating qualified candidates for the Board of Directors among individuals recommended to it or identified through searches conducted by the Committee. Stockholders of the Company may also make nominations for election as directors, provided that the nominations are made in accordance with the provisions of the Guidelines for Board Membership and the By-Laws. See "Stockholder Proposals," below. The Nomination and Corporate Governance Committee applies the same standards in considering candidates submitted by stockholders as it does in considering all other candidates. The Corporate Governance Guidelines provide that the Chair of the Board of Directors presides at executive sessions of non-management directors without management if the Chair is a non-management director, as is the case with Mr. Handel. Mr. Handel therefore presides at such meetings.

Code of Ethics

          The Company has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics"). A copy of the Code of Ethics is available on the Company's Internet website, www.marvel.com. The Company intends to disclose any amendments to, or waivers from, the Code of Ethics that are required to be publicly disclosed pursuant to rules of the Securities and Exchange Commission and the New York Stock Exchange by posting such amendment or waiver on the Company's website.

Communications with the Board of Directors

        The process for communicating with the Non-Management Presiding Director (as defined in the Corporate Governance Guidelines) or the non-management directors as a group is set forth in the Corporate Governance Guidelines, which are available on the Company's Internet website, www.marvel.com. Communications to the Board of Directors as a whole should be addressed to the Board of Directors as a whole and may otherwise be made in the same manner as communications to the Non-Management Presiding Director. It is the Company's policy to invite directors to attend the Annual Meeting of Stockholders, but not to require their attendance. Two directors attended the 2003 Annual Meeting of Stockholders.

Compensation of Directors

        Members of the Board of Directors who are officers or employees of the Company or any of its subsidiaries do not receive compensation for serving in their capacity as directors.

        Non-employee directors currently receive an annual retainer of $25,000 and an annual grant of options to purchase 20,000 shares (pre-split), or 30,000 shares (post-split), of Common Stock.

        In addition, members (other than the committee chair) of (i) the Audit Committee, (ii) the Compensation Committee and (iii) the Nominating and Corporate Governance Committee each receive, per committee membership, an annual grant of options to purchase 1,000 shares (pre-split), or 1,500 shares (post-split), of Common Stock. The chair of each of those committees receives an annual grant of options to purchase 5,000 shares (pre-split), or 7,500 shares (post-split), of Common Stock, and an annual retainer of $5,000.

        In addition, in June 2003, (i) Mr. Handel received options to purchase 25,000 (pre-split) shares of Common Stock, (ii) Mr. Halpin received options to purchase 20,000 (pre-split) shares of Common Stock, and (iii) Messrs. Ganis and Solar each received options to purchase 5,000 (pre-split) shares of Common Stock.

        All option grants to directors are exercisable at fair market value on the date of the grant, and are immediately vested.

        In March 2004, in order to allow the Company to comply with a recently implemented rule of the New York Stock Exchange that requires a majority of the Company's directors to satisfy standards of independence set out in that rule, Lawrence Mittman resigned as a director of the Company. In recognition of his past service as well as his willingness to resign from the Board to permit the Company to comply with that rule, the Company paid Mr. Mittman $100,000 upon his resignation.

        The chair of the Company's Board of Directors has newly specified duties and a new compensation structure as of October 1, 2003. The chair's duties require approximately 15 to 30 hours per week of the chair's time, on average. The chair's compensation consists of annual cash payments of $450,000 and one grant per five-year period of 100,000 shares (pre-split) of restricted stock. The restricted stock is forfeitable, and is not tradable, upon grant, but it vests (i.e., becomes tradable and non-forfeitable) on the following schedule, if the recipient continues to serve as chair on such dates: 50% of the stock vests on the first anniversary of the grant; 25% vests on the second anniversary; 10% vests on the third anniversary; 10% vests on the fourth anniversary; and 5% vests on the fifth anniversary. The restricted stock grant is also subject to certain other terms set forth in a restricted stock agreement between the chair and the Company. In addition, the chair is reimbursed by the Company for the reasonable costs of maintaining an office and for any income tax obligations resulting from reimbursement of office-maintenance costs or of tax obligations. The chair of the Company's Board of Directors currently receives no other cash or equity-based compensation for service as a director, including service on committees of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

        During 2003, the members of the Company's Compensation Committee were Messrs. Halpin, Handel and Ganis. None of those individuals was an officer or employee of the Company, or of any of its subsidiaries, during 2003 or formerly.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Audit Committee has appointed Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004, and has directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the consolidated financial statements of the Company since its formation. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004 will require the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and, in each case, entitled to vote. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes will be disregarded and will have no effect on the outcome of the vote.

        Stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent accountants is not required by the Certificate of Incorporation or By-Laws or otherwise. The Audit Committee is submitting the appointment of Ernst & Young LLP to stockholders for ratification as a matter of what it considers to be good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the interests of the Company and its stockholders. The Audit Committee and the Board of Directors each unanimously recommend that stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for 2004.

        During 2002 and 2003, Ernst & Young LLP provided various audit and other services to the Company as described below. All of the services described below were approved by the Audit Committee pursuant to its charter and its policy regarding pre-approval of audit and non-audit services.

Audit Fees

        As of March 30, 2004, the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements and the review of financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2002 and 2003 were approximately $445,000 and $420,000, respectively. Audit fees for the fiscal year ended December 31, 2002 include fees for performing the audit of Spider-Man Merchandising LP, a joint venture between the Company and an affiliate of Sony Pictures Entertainment Inc., whose audited financial statements for its fiscal year ended March 31, 2003 were required to be included in the Company's annual financial statements for the Company's fiscal year ended December 31, 2002.

Audit-Related Fees

        As of March 30, 2004, the aggregate fees billed by Ernst & Young LLP for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and are not reported in "Audit Fees," above, for the fiscal years ended December 31, 2002 and 2003, were approximately $90,000 and $37,000, respectively. These audit-related services were in connection with the following: the review of certain significant license agreements; the review of certain proposed grants of stock options and restricted stock under the Company's 1998 Stock Incentive Plan; the Sarbanes-Oxley Act of 2002; the warrants issued to Mr. Perlmutter in January 2002 in connection with the Company's establishment of a credit facility in 2001 (see "Certain Relationships and Related Transactions -- Guaranty, Warrant Agreement, Registration Rights Agreement, Notes Purchase Agreement," below); and the 2002 exchange offer in which the Company offered to exchange any or all of its outstanding shares of 8% cumulative convertible exchangeable preferred stock ("8% Preferred Stock") for newly issued shares of Common Stock at an exchange rate of 1.39 common shares per preferred share.

Tax Fees

        As of March 30, 2004, the aggregate fees billed by Ernst & Young LLP for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2002 and 2003 were approximately $105,000 and $214,000, respectively. These tax fees were for tax-return review and for miscellaneous consulting.

All Other Fees

        For all other products and services performed for the Company for the fiscal years ended December 31, 2002 and 2003, Ernst & Young LLP has billed an aggregate of approximately $16,000 and $44,000, respectively. These other services were in connection with an acquisition the Company considered in 2003 and with registration statements under the Securities Act of 1933 which the Company filed in 2002 with the Securities and Exchange Commission in connection with (i) the issuance of warrants to HSBC Securities (USA), Inc. in connection with a credit facility established by the Company in 2001; (ii) the issuance of warrants to Mr. Perlmutter in connection with the aforementioned credit facility (see "Certain Relationships and Related Transactions -- Guaranty, Warrant Agreement, Registration Rights Agreement, Notes Purchase Agreement," below); and
(iii) an increase in the number of shares covered by the Company's stock incentive plan.

        The Audit Committee has considered whether the services described above are compatible with maintaining the independent accountant's independence and has determined that such services are compatible with maintaining the independence of Ernst & Young LLP.

Pre-Approval of Audit and Non-Audit Services

        The Audit Committee is ultimately responsible for pre-approving audit and non-audit services provided by Ernst & Young LLP including the compensation to be paid for such services. In carrying out this function, the Audit Committee has delegated its authority to pre-approve audit and non-audit services to its Chair who reports any such pre-approvals to the Audit Committee at its next meeting. The Audit Committee has established a policy regarding pre-approval of audit and non-audit services (the "Policy"). As a general matter, the Policy is that all audit and non-audit services are separately pre-approved by the Chair. In accordance with the Policy, the Audit Committee does not engage Ernst & Young LLP to perform the specific non-audit services which are precluded by law or regulation or any services which would impair Ernst & Young LLP's independence. Under certain circumstances permitted by law, the Policy permits the Audit Committee or its Chair to waive the pre-approval requirement. During the Company's fiscal year ending December 31, 2003, all audit and non-audit services provided by Ernst & Young LLP were pre-approved pursuant to the Policy and no waivers of pre-approval were granted.

                               EXECUTIVE OFFICERS

        The following sets forth the positions held with the Company, age as of March 30, 2004, and selected biographical information for the executive officers of the Company other than Messrs. Arad and Perlmutter, whose information is set forth under "Election of Directors," above.

        Allen S. Lipson (61) has been the Company's President and Chief Executive Officer since January 1, 2003. From January 1, 2003 through February 23, 2004, Mr. Lipson also served as the Company's General Counsel. From November 1999 to December 2002, Mr. Lipson was Executive Vice President, Business and Legal Affairs and Secretary of the Company. From May 1996 until November 1999, Mr. Lipson was Vice President, Administration, General Counsel and Secretary of Remington Products Company L.L.C.

        Alan Fine (53) served as a director of the Company from June 1997 until October 1998. Mr. Fine has been President and Chief Executive Officer of the Company's Toy Biz division since August 2001 and served in that capacity from October 1998 to April 2001. From April 2001 until August 2001, Mr. Fine was an independent consultant. Previously, he served as Chief Operating Officer of the Company, a position to which he was appointed in September 1996.

        Gui Karyo (31) has been President, Publishing since November 2003 and Chief Information Officer since joining Marvel in August 2000 as a Senior Vice President. Mr. Karyo was promoted to Executive Vice President in January 2002. From January 1999 to February 2000, Mr. Karyo was the Chief Operating Officer of Lyrrus, Inc., a technology company for interactive educational music products.

        Bruno Maglione (41) has served as President, International since December 2003. From January 1999 to December 2003, Mr. Maglione was Managing Director and Senior Vice President of Universal Studios Consumer Products Europe, Middle East and Africa. During his tenure at Universal, Mr. Maglione was responsible for all of the operations related to the licensing of Universal's movie, television, animation and video production for both current production slates and the Studio's library.

        David Maisel (41) has been President and Chief Operating Officer of Marvel Studios since January 2004. From October 2001 to November 2003, Mr. Maisel headed Corporate Strategy and Business Development for Endeavor Agency, a Hollywood literary and talent agency. From September 1999 to September 2001, Mr. Maisel served as Managing Director of Chello Broadband in Europe. From June 1998 to June 1999, Mr. Maisel served as President of Livent, Inc., a live theatrical production company. Livent, Inc. filed for protection under chapter 11 of the United States Bankruptcy Code in October 1998.

        Timothy Rothwell (45) has been President, Worldwide Consumer Media Group since September 2003. From October 1996 to August 2003, Mr. Rothwell was Senior Vice President at Universal Studios Consumer Products Group. During his tenure at Universal, Rothwell managed the Studio's merchandising, licensing, marketing, creative and retail development initiatives in all product categories for North America, South America and Australia.

        John Turitzin (48) has been Executive Vice President and General Counsel of the Company since February 24, 2004. From June 2000 until February 2004, Mr. Turitzin was a partner in the law firm of Paul, Hastings, Janofsky & Walker LLP. For more than five years prior to June 2000, Mr. Turitzin was a partner in the law firm of Battle Fowler LLP, which combined with Paul, Hastings, Janofsky & Walker in June 2000.

        Kenneth P. West (45) has been Executive Vice President and Chief Financial Officer of the Company since June 2002. He served as the Chief Operating Officer and Chief Financial Officer of McIntyre Associates, Inc., a personnel staffing company, from October 2000 to May 2002. From January 1996 until September 2000, Mr. West was the Chief Financial Officer of Colin Service Systems, Inc., a facility maintenance service company.

                             EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation for services rendered in all capacities to the Company and its subsidiaries earned by or paid to (i) the chief executive officer of the Company during 2003 (the "CEO"), (ii) the Company's four most highly compensated executive officers, other than the CEO, who were serving as executive officers of the Company on December 31, 2003, and (iii) two additional individuals who would have been included under clause (ii) of this sentence but for the fact that they were not serving as an executive officer of the Company on December 31, 2003. The officers referred to in the preceding sentence are collectively referred to in this proxy statement as the "Named Executive Officers."

                                 Summary Compensation Table

                                             Annual Compensation          Long-Term Compensation
                                   -------------------------------------- ----------------------
                                                                Other     Restricted  Securities
Name and                                                        Annual      Stock     Underlying
Principal                                  Salary     Bonus  Compensation   Awards     Options
Position                           Year     ($)      ($) (1)   ($) (2)     ($) (3)       (#)
                                   ----    -------   ------- ------------ ----------  ----------
Allen S. Lipson                    2003    500,000   312,500   51,600(5)  1,190,000     60,000
     President and Chief           2002    408,846   250,000   51,600(5)     --        140,000
     Executive Officer (4)         2001    321,923     --     116,069(5)     --        170,000

Avi Arad                           2003    375,000   250,000     --          --        358,500
     Chief Creative Officer of     2002    375,000   187,500   75,000        --        641,500
     the Company and Chairman      2001    375,000     --      75,000        --        100,000
     and Chief Executive Officer
     of the Company's Marvel
     Studios Division

Alan Fine                          2003    450,000   723,000     --         119,000      --
     President and Chief           2002    450,000   669,926   63,195(6)     --          --
     Executive Officer             2001    500,192     --      57,215(6)     --         15,000
     of the Company's Toy Biz
     Division

William Jemas, Jr. (7)             2003    500,000   200,000     --          --          --
     Chief Operating Officer       2002    400,000   550,000     --          --        100,000
     of the Company and            2001    325,000     --        --          --        145,000
     President of Publishing,
     Consumer Products and
     New Media

Timothy Rothwell (8)               2003    122,904   276,375     --        123,968     162,500
     President, Worldwide          2002      --        --        --          --          --
     Consumer Media Group          2001      --        --        --          --          --

Richard E. Ungar (9)               2003    348,077   177,083     --          --          --
     President of Marvel           2002    451,923   212,500     --          --          --
     Characters Group              2001    418,269     --        --          --         50,000

Kenneth West (10)                  2003    300,000   150,000     --          --          --
     Executive Vice President      2002    133,269   112,500     --          --        170,000
     & Chief Financial             2001      --        --        --          --          --
     Officer


(1) Bonus amounts shown for each year are those accrued for that year, even if paid after the end of the year.
(2) Includes the value of perquisites and other personal benefits, securities or property unless the aggregate amount of such compensation is less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer.
(3) All restricted stock awards were approved by the Board of Directors and were granted in accordance with the Company's 1998 Stock Incentive Plan. The amounts shown were calculated by multiplying the closing market price of the Company's common stock on the date of grant by the number of shares granted. At December 31, 2003, the number and value of the aggregate restricted stock holdings of the Named Executive Officers were as follows:

                                            Number of
              Name                         Shares Held         Value ($)
        ---------------                  ---------------  -------------------
        Allen S. Lipson .............       40,000           $1,164,400
        Alan Fine ...................        4,000              116,440
        Timothy Rothwell ............        4,167              121,301

        The restrictions on the shares held by Messrs. Lipson and Fine lapse only if certain performance goals of the Company are met. In the event that the goals are met, the restrictions lapse in the same manner as in the case of the shares held by Mr. Rothwell. The restrictions on the shares held by Mr. Rothwell lapse on the third anniversary of the November 6, 2003 grant except that they may vest earlier (but no earlier than the second anniversary of the grant) if certain performance goals are achieved. Holders of restricted shares are entitled to receive any cash dividends paid on such shares. Stock dividends are restricted in the same manner as the underlying shares.

(4) Mr. Lipson became President and Chief Executive Officer of the Company on January 1, 2003. Prior to such date, he served as Executive Vice President, Business and Legal Affairs of the Company.
(5) Amounts shown for 2002 and 2003 include $37,200 for an apartment provided by the Company and $14,400 in car allowance. Amounts shown for 2001 include $100,417 for an apartment and taxes associated therewith provided by the Company, $14,400 in car allowance and $1,252 in Company matching contributions to the Company's 401(k) Plan.
(6) Amounts shown for 2002 include $51,195 for an apartment and furniture provided by the Company and $12,000 in car allowance. Amounts shown for 2001 include $47,060 for an apartment and taxes associated therewith provided by the Company, $8,500 in car allowance and $1,655 in Company matching contributions to the Company's 401(k) Plan.
(7)     Mr. Jemas resigned as an officer of the Company in October 2003.
(8)     Mr. Rothwell's employment by the Company began in September 2003.
(9) Mr. Ungar's employment by the Company terminated in October 2003. Amounts shown include payments to a personal service company owned by Mr. Ungar.
(10)    Mr. West's employment by the Company began in June 2002.


Option Grants Table

        The following table shows the Company's grants of stock options to the Named Executive Officers in 2003. Each stock option grant was made under the Company's 1998 Stock Incentive Plan. No SARs (stock appreciation rights) were granted by the Company in 2003.

                                         Number of
                                         Shares of                                            Potential Realizable
                                           Common      Percent of                           Value at Assumed Annual
                                           Stock          Total                               Rates of Stock Price
                                         Underlying      Options                            Appreciation for Option
                                          Options      Granted to   Exercise                        Terms
                                         Granted in     Employees   Price per  Expiration  -------------------------
    Name                                    2003         in 2003      share       Date          5%          10%
------------                             ----------    ----------   ---------  ----------  ------------   ----------
Timothy Rothwell (1) ..............       150,000            9.7%   $ 17.36      7/25/13    $ 1,637,656   $4,150,099
Timothy Rothwell (2) ..............        12,500            0.8%     29.75      11/5/08       102,749       227,030
Allen S. Lipson (2) ...............        60,000            3.9%     29.75      11/5/08       493,196     1,089,743
Avi Arad (3) ......................       358,500           23.2%     10.80      1/13/13     2,434,975     6,170,643


-----------------
(1) Options become exercisable in three installments: one-third on July 25, 2004, one-third on July 25, 2005 and one-third on July 25, 2006.
(2) Options are exercisable immediately, but the shares underlying the options cannot be sold until the following dates: with respect to one-third of the shares, November 6, 2004, with respect to one-third of the shares, November 6, 2005, and with respect to one-third of the shares, November 6, 2006.
(3) Options become exercisable in three installments: one-third on January 13, 2004, one-third on January 13, 2005 and one-third on January 13, 2006.

Aggregated Option Exercises and Year-End 2003 Option Value Table

        The following table shows the number and value of exercisable and unexercisable stock options held by the Named Executive Officers at December 31, 2003.

                                                                                                  Value of
                                                                Number of Shares of      --------------------------
                                                              Common Stock Underlying            Unexercised
                          Shares Acquired   Value Realized     Unexercised Options at      In-the-Money Options at
          Name            on Exercise (#)         ($)             Year-End (#) (1)              Year-End ($)
------------------------  ----------------- ---------------- --------------------------  --------------------------
                                                             Exercisable  Unexercisable  Exercisable  Unexercisable
                                                             -----------  -------------  -----------  -------------
Allen S. Lipson.........      106,200       $ 1,874,500         345,467        93,333     $6,677,982     $2,716,924
Alan Fine...............      150,000         2,031,340         365,000            --      8,393,900             --
Avi Arad................         --              --           1,313,833       786,167     30,095,865     22,885,321
Timothy Rothwell........         --              --              12,500       150,000             --      4,366,500
Kenneth P. West.........       50,000           819,535           6,667       113,333        138,740      2,740,124
William Jemas, Jr.......      353,333         6,214,706              --        66,667             --      1,557,341
Richard E. Ungar........      190,000         2,823,080              --            --             --             --


----------------
(1) Represents shares of Common Stock underlying stock options. None of the Named Executive Officers holds SARs.


Employment Agreements

        The Company has entered into employment agreements with each of the Named Executive Officers. Those agreements are described below.

        Employment Agreement with Mr. Lipson. Pursuant to his amended employment agreement, Mr. Lipson (the Company's executive vice president, business and legal affairs during 2002) has agreed, effective January 1, 2003, to render his exclusive and full-time services to the Company as the Company's President and Chief Executive Officer for a term of employment expiring on January 1, 2005. Under his amended employment agreement, Mr. Lipson receives a base salary of no less than $500,000. Mr. Lipson is eligible to earn an annual bonus equal to 50% of his base salary, subject to the attainment of certain performance goals. Mr. Lipson also receives a $1,200 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees. The Company reimburses Mr. Lipson for the rent of a suitable apartment in Manhattan, monthly parking garage fees and other related utility charges. Mr. Lipson's agreement provides that, in the event that he retires after December 31, 2003 and before the completion of his term of employment, he shall render his part-time services to the Company, for a two-year term, as special advisor to the Company's chief executive officer. In such event, the agreement provides that Mr. Lipson would receive a salary of $200,000 per year.

        Employment and License Agreements with Mr. Arad. Pursuant to an amendment to his employment agreement dated as of December 9, 2002, Mr. Arad has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on December 31, 2004. Under his employment agreement, as amended, Mr. Arad receives a base salary, subject to discretionary increases, of no less than $375,000 and an annual bonus in the amount of $250,000, subject to the attainment of certain performance goals. With respect to each media project for which Mr. Arad performs significant services, Avi Arad Productions LLC, a company wholly owned by Mr. Arad, is entitled to certain customary executive producer and/or producer fees including $350,000 per motion picture project (or, if greater, 50% of the entire producer fee), $10,000 per episode for animated network television projects, $7,500 per episode for animated syndicated television projects and $20,000 per episode for one hour live action television projects. Mr. Arad is entitled to discretionary bonuses and participation in the Company's stock incentive plan as determined by the Board of Directors. Mr. Arad is entitled to participate in employee benefit plans generally available to the Company's employees. Mr. Arad's employment agreement provides that, in the event of termination other than for cause, Mr. Arad is entitled to his salary earned through the date of termination and the greater of the compensation due for the remaining term of the employment agreement or twelve months. Mr. Arad's employment agreement replaced his consulting agreement with the Company, under which Mr. Arad also earned $375,000 per year.

        In addition, the Company and Avi Arad & Associates ("Arad Associates"), of which Mr. Arad is the sole proprietor, are parties to a license agreement which provides that Arad Associates is entitled to receive royalty payments on net sales of Marvel-character-based toys and on net sales of non-Marvel-character-based toys of which Mr. Arad is the inventor of record. In no event, however, may the total royalties payable to Arad Associates during any calendar year exceed $7,500,000. The Company incurred royalty expense due to Mr. Arad for toys he invented or designed of approximately $866,000, $684,000 and $867,000 during the years ended December 31, 2001, 2002 and 2003, respectively.

        Employment Agreement with Mr. Fine. Pursuant to his employment agreement, Mr. Fine has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on August 12, 2005. Under his employment agreement, Mr. Fine receives a base salary of no less than $450,000. Mr. Fine is eligible to earn an annual bonus equal to 50% of his base salary, subject to the attainment of certain performance goals. Mr. Fine also receives a $1,000 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees. The Company reimburses Mr. Fine for the rent of a suitable apartment in Manhattan, monthly parking garage fees and other related utility charges up to a maximum of $4,000 per month, until the earlier of the expiration of his employment or the relocation of his primary residence to the New York City metropolitan area. Prior to April 2001, Mr. Fine served as the Company's Chief Operating Officer, a position to which he was appointed in September 1996. From April 2001 until August 2001, Mr. Fine was an independent consultant, during which time the Company paid Mr. Fine what had been his monthly salary. The employment agreement provides for the continued vesting of all options previously granted to Mr. Fine as if no break in employment service had occurred.

        Employment Agreement with Mr. Rothwell. Pursuant to his employment agreement, Mr. Rothwell has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on September 3, 2005. Under his employment agreement, Mr. Rothwell receives a base salary of no less than $385,000. Mr. Rothwell is eligible to earn an annual bonus equal to 50% of his base salary, subject to the attainment of certain performance goals. Mr. Rothwell also receives a $1,100 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees.

        Employment Agreement with Mr. West. Pursuant to his employment agreement, Mr. West has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on May 27, 2005. Under his employment agreement, Mr. West receives a base salary of no less than $225,000. Mr. West is eligible to earn an annual bonus equal to 50% of his base salary, subject to the attainment of certain performance goals. Mr. West also receives a $1,000 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees.

        Employment Agreement with Mr. Jemas. The Company's employment agreement with Mr. Jemas terminated in February 2004. Mr. Jemas has served as a part-time consultant to the Company since that time.

        Employment Agreement with Mr. Ungar. The Company's employment agreement with Mr. Ungar terminated in October 2003.

        Termination Provisions. The employment agreements of the Named Executive Officers provide that, in the event of termination, the employee is entitled to certain payments and benefits depending on the circumstances of the termination. Upon a change in control of the Company, the employee is entitled to a severance payment equal to two times the sum of his then-current base salary and the average of the two most recent annual bonuses paid, and all of the employee's unvested stock options vest immediately. If any payments to the employee under his employment agreement ("Parachute Payments") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the employee will be entitled to receive an additional payment from the Company (a "Gross-Up Payment") in an amount such that the employee retains, after the payment of all taxes, an amount of the Gross-Up Payment equal to the excise tax imposed on the Parachute Payments.

        Confidential Information. The employment agreements of the executive officers prohibit disclosure of proprietary and confidential information regarding the Company and its business to anyone outside the Company both during and subsequent to employment and otherwise provide that all inventions made by the employees during their employment belong to the Company.

--------------------------------------------------------------------------------
                        REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee met twice in 2003, in addition to actions it took by unanimous written consent, and made all compensation decisions for the Company's executive officers. The Company's executive compensation during 2003 was comprised of three elements: annual base salary, annual bonus compensation and long-term incentive compensation. The compensation paid to the Company's executive officers was designed to be competitive with the compensation paid to executive officers of similarly situated public companies. In making executive compensation decisions, the Compensation Committee in general considered the level of responsibility, knowledge and experience required and undertook to structure compensation packages so as to attract, motivate and retain executives of the highest caliber who will contribute to the long-term performance and success of the Company. The Compensation Committee believes that the salaries paid to the Named Executive Officers in 2003 were commensurate with prevailing salaries for similar positions in the entertainment and licensing industries and served the Company's goal of retaining its experienced executive officers.

        The Compensation Committee has established an annual incentive program ("AIP") pursuant to which cash bonuses for all of the Company's employees, including executive officers, are awarded based on achievement of certain quantitative and qualitative criteria, some of which relate to the Company's performance and others of which relate to the performance of the individual employee. The Company's performance criteria are selected by the Compensation Committee. Awards to executive officers are based on achievement of Company and individual performance criteria.

        The Company's performance criterion selected by the Compensation Committee under the AIP for 2003 was earnings before income taxes, depreciation and amortization ("EBITDA"). For this criterion, the Compensation Committee approved the establishment of "minimum" and "target" award levels. The Compensation Committee approved the making of awards under the AIP for 2003 performance on the basis of the Company's EBITDA having been in excess of the "target" award level.

        With respect to the compensation of Mr. Lipson, who became the Company's President and Chief Executive Officer on January 1, 2003, his 2003 base salary was set at $500,000, and he received a cash bonus with respect to 2003 in the amount of $312,500.

        Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations thereunder, no federal income tax deduction by a publicly held company is allowed for certain types of compensation paid to certain highly compensated employees to the extent that the amount of such compensation for a taxable year for any such individual exceeds $1 million.

        The limitations of Section 162(m) did not affect the deductibility of compensation paid by the Company to any of its employees during 2003. The Compensation Committee believes that while tax deductibility is an important factor, it is not the sole factor to be considered in setting executive compensation policy. Nevertheless, the Compensation Committee intends to continue to evaluate the Company's compensation programs in light of the Section 162(m) requirements.

                             Compensation Committee

                             James F. Halpin     Morton E. Handel     Sid Ganis

--------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

        The following graph compares the Company's cumulative total stockholder return on shares of Common Stock with that of (i) the Standard & Poor's Midcap 400 Index (the "S&P Midcap 400 Index"), (ii) a composite peer group index comprised of publicly traded companies, weighted by equity capitalization, selected by the Company for inclusion in the Company's proxy statement for its 2003 annual meeting of stockholders (the "Old Peer Group Index") and (iii) the Media index published by MGFS, Inc. (the "Media Index"). The Company has selected the Media Index, in place of the Old Peer Group Index, as being more reflective of the Company's business and as providing a broader and more diversified comparison group. The companies in the Old Peer Group Index, which were selected in 2003 as comparable companies in the licensing business, are The Walt Disney Company, Martha Stewart Living Omnimedia, Inc., Viacom Inc. and World Wrestling Entertainment, Inc. The Media Index currently includes the stocks of most of the companies in the Old Peer Group Index, along with more than 200 other publicly traded stocks.

        The comparison, in which each year's dollar amount is as of December 31 of that year, assumes that, on January 1, 1999, $100 was invested in shares of Common Stock and in the stocks included in the S&P Midcap 400 Index, the Old Peer Group Index and the Media (or "MG Group") Index, and that all dividends were reinvested. These indexes, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.




                               [GRAPHIC OMITTED]



                                 Value of $100
                       invested over period represented:
                Marvel Enterprises, Inc. Common Stock    $480.06
                S&P Midcap 400 Index                     $155.34
                Old Peer Group                           $ 83.68
                MGFS, Inc. Media ("MG Group") Index      $ 87.62

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of Common Stock on March 24, 2004 (based on 72,639,927 (pre-split) shares of Common Stock outstanding on that date), by (i) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock (based, in part, upon copies of all Schedules 13D and 13G filed with the SEC); (ii) each of the Company's directors; (iii) each of the Named Executive Officers (as defined in "Executive Compensation," above); and (iv) all of the Company's executive officers and directors as a group. The number of shares of Common Stock listed in the table and the accompanying footnotes below are pre-split.


                                                      Shares
       Five Percent Stockholders, Directors        Beneficially     Percentage
             and Executive Officers                   Owned           Owned
       ------------------------------------           -----           -----

Avi Arad (1).....................................     3,581,353       4.83%
F. Peter Cuneo (2)...............................     1,130,000       1.54%
Alan Fine (3)....................................       369,000         *
Sid Ganis (4) ...................................        68,000         *
James F. Halpin (5)..............................        97,500         *
Morton E. Handel (6).............................       126,000         *
William Jemas, Jr................................             0         *
Timothy Rothwell (7).............................        16,667         *
Allen S. Lipson (8) .............................       415,466         *
Isaac Perlmutter (9).............................    21,692,941      28.32%
Richard L. Solar (10)............................        50,000         *
Richard E. Ungar.................................             0         *
Kenneth West (11) ...............................         6,667         *
All current executive officers and directors
  as a group (15 persons) .......................    27,717,552      34.73%

---------
*   Less than 1%.

(1) Figures include 1,433,333 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable.

(2) Figures include 760,000 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable.

(3) Figures include 365,000 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable.

(4) Figures include 68,000 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable.

(5) Figures include 75,000 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable.

(6) Figures include 25,000 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable.

(7) Figures include 12,500 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable.

(8) Figures include 375,466 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable or are scheduled to become exercisable within 60 days after March 24, 2004.

(9) Mr. Perlmutter may be deemed to possess the sole power to vote and dispose of an aggregate amount of 21,692,941 shares of Common Stock. Mr. Perlmutter owns directly (i) 2,024,017 currently outstanding shares of Common Stock and (ii) options, granted pursuant to the 1998 Stock Incentive Plan, that are immediately exercisable for 3,950,000 shares of Common Stock.

        The sole stockholder of Zib Inc., a Delaware corporation, is Isaac Perlmutter Trust 01/28/1993, a Florida revocable trust (the "Perlmutter Trust"). Mr. Perlmutter is a trustee and the sole beneficiary of the Perlmutter Trust, and is also president of Zib, Inc. Mr. Perlmutter is the sole stockholder and president of Object Trading Corp., a Delaware corporation. Mr. Perlmutter may be deemed to possess the power to vote and dispose of the shares of Common Stock directly held by Zib Inc., Object Trading Corp., and the Perlmutter Trust.

        As the sole stockholder of Object Trading Corp., Mr. Perlmutter beneficially owns 9,748,453 shares of Common Stock directly owned by this entity. Finally, because the Perlmutter Trust is the sole stockholder of Zib, Inc., which directly owns 5,129,763 shares of Common Stock, and because Mr. Perlmutter is a trustee and the sole beneficiary of the Perlmutter Trust, which directly owns 840,708 shares of Common Stock, he may be deemed to beneficially own the combined amount of 5,970,471 shares of Common Stock directly owned by these two entities.

        Object Trading Corp. may be deemed to possess the power to vote and dispose of 9,748,453 shares of Common Stock. The Perlmutter Trust may be deemed to possess the power to vote and dispose of an aggregate amount of 5,970,471 shares of Common Stock. Zib, Inc. may be deemed to possess the power to vote and dispose of 5,129,763 shares of Common Stock.

(10) Figures include 50,000 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable.

(11) Figures include 6,667 shares of Common Stock in respect of stock options granted pursuant to the 1998 Stock Incentive Plan that are immediately exercisable.

        The following table sets forth the securities authorized for issuance under the Company's equity compensation plan.

          Equity Compensation Plan Information as of December 31, 2003

                                    Number of          Weighted           Number of
                                  securities to         average           securities
                                  be issued upon    exercise price        remaining
                                   exercise of      of outstanding      available for
                                   outstanding     options, warrants        future
                                     options,         and rights        issuance under
                                   warrants and                             equity
                                      rights                          compensation plans
                                                                          (excluding
                                                                          securities
                                                                         reflected in
                                                                          column (a))
         Plan Category                 (a)                   (b)               (c)

Equity compensation plans
approved by security holders            9,750,276          $     7.56          2,720,683

Equity compensation plans not
approved by security holders                  --             --                      --

Total                                   9,750,276          $     7.56          2,720,683


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Employment of Ari Arad

        Ari Arad, the son of Avi Arad (a director of the Company and a Named Executive Officer), is employed by the Company on a full-time basis as Vice President, Production, and receives an annual base salary of $125,000.

        Registration Rights Agreements

        The Company is a party to registration rights agreements (one dated as of October 1, 1998, and the other dated as of December 8, 1998) with Mr. Arad, Mr. Perlmutter, certain affiliates of Mr. Perlmutter, certain affiliates of an individual who was a director of the Company during 2002 but is no longer a director of the Company, and certain other parties (the "Registration Rights Agreements"). Under the terms of each of the Registration Rights Agreements, the Company agreed to file a shelf registration statement under the Securities Act of 1933, as amended, registering the resale of all shares of Common Stock and 8% Preferred Stock issued to the stockholder parties thereto pursuant to the plan of reorganization pursuant to which the Company acquired Marvel Entertainment Group, Inc. on October 1, 1998, all shares of Common Stock issuable upon conversion of those shares of 8% Preferred Stock, certain convertible debt securities that the Company was entitled to exchange for the 8% Preferred Stock and the Common Stock issuable upon conversion thereof and all shares of Common Stock otherwise owned by the stockholder parties to the respective Registration Rights Agreement as of the date thereof. The Registration Rights Agreements also give the stockholder parties thereto piggyback registration rights with respect to underwritten public offerings by the Company of its equity securities. Mr. Perlmutter also received registration rights in 2001 with respect to stock underlying certain warrants; see "Guaranty, Warrant Agreement, Registration Rights Agreement, Notes Purchase Agreement," below in this section.

        Tangible Media Advertising Services

        Tangible Media, a corporation which is wholly owned by Mr. Perlmutter, acts as the Company's media consultant in placing certain of the Company's advertising and receives certain fees and commissions based on the cost of the placement of such advertising. In conjunction with the actual placement of the advertising, Tangible Media also provides the Company with the planned research, advertising plans, competitive spending analysis and services related to the delivery of commercials and instructions to broadcast outlets at no additional cost to the Company. Tangible Media received payments of fees and commissions from the Company totaling approximately $159,000, $102,000 and $157,000 in 2001, 2002 and 2003, respectively.

        Employee, Office Space and Overhead Cost Sharing Arrangements

        The Company and Tangible Media share certain space at the Company's principal executive offices and related overhead expenses. Since 1994, Tangible Media and the Company have been parties to an employee, office space and overhead cost sharing agreement (the "Cost Sharing Agreement"). Under the Cost Sharing Agreement, any party thereto may through its employees provide services to another party, upon request, whereupon the party receiving services shall be obligated to reimburse the providing party for the cost of such employees' salaries and benefits accrued for the time devoted by such employees to providing services. Under the Cost Sharing Agreement, Tangible Media is obligated to reimburse the Company for rent paid under the sublease for the space, any related overhead expenses comprised of commercial rent tax, repair and maintenance costs and telephone and facsimile services, in proportion to its percentage occupancy. The Cost Sharing Agreement is coterminous with the term of the Company's sublease for its executive offices. Under this Agreement, Tangible Media paid approximately $133,000, $95,000 and $96,000 to the Company in 2001, 2002 and 2003, respectively.

        Guaranty,  Warrant  Agreement,   Registration  Rights  Agreement,  Notes
        Purchase Agreement

        In connection with the Company's establishment of an $80 million senior credit facility with HSBC (the "Credit Facility") on November 30, 2001, Mr. Perlmutter agreed to guaranty the payment of the Company's obligations under the Credit Facility in an amount equal to 25% of all principal obligations relating to the Credit Facility plus an amount, not to exceed $10 million, equal to the difference between (i) the amount of cash in a reserve account required to be maintained by the Company as security for the Credit Facility, and (ii) the actual amount on deposit in such cash reserve account at the end of each fiscal quarter; provided that the aggregate amount guarantied by Mr. Perlmutter will not exceed $30 million (the "Credit Guaranty").

        In consideration of the Credit Guaranty and Mr. Perlmutter's guaranty up to a maximum of $4,365,000 of the Company's obligations under its lease for its executive offices (the "Office Guaranty"), the Company and Mr. Perlmutter entered into (i) a warrant agreement (the "Warrant Agreement"), pursuant to which the Company granted Mr. Perlmutter warrants to purchase up to a maximum of five million shares of Common Stock on or before November 30, 2006, at an initial exercise price per share equal to $3.11 (the "Warrants"), subject to stockholder approval, and (ii) a registration rights agreement, pursuant to which the Company gave Mr. Perlmutter certain registration rights with respect to the shares of Common Stock issuable to him under the Warrant Agreement. The Company also agreed to purchase a total of approximately $43 million in principal amount of the Company's Senior Notes (the "Notes") at an average price of 53% of the face amount of the Notes held by Mr. Perlmutter pursuant to a Notes Purchase Agreement dated as of November 30, 2001. Mr. Perlmutter had purchased those Notes with personal funds. In December 2001, the Company purchased the Notes from Mr. Perlmutter and in January 2002, the Company's stockholders approved the issuance of the Warrants to Mr. Perlmutter. Pursuant to the terms of the Warrant Agreement, the Warrants were ultimately exercisable with respect to 4,603,309 shares of Common Stock. All of the Warrants were exercised during 2003.

        Employment Agreement

        On November 30, 2001, the Company entered into an employment agreement with Mr. Perlmutter pursuant to which Mr. Perlmutter is to be employed for a six-year term as the Company's Vice Chairman of the Board of Directors. Pursuant to the terms of the employment agreement, Mr. Perlmutter received, subject to stockholder approval, options to purchase 3,950,000 shares of Common Stock at an exercise price per share equal to $3.62 pursuant to a nonqualified stock option agreement under the Company's 1998 Stock Incentive Plan. In January 2002, the Company's stockholders approved the issuance of the options to Mr. Perlmutter. The options are immediately exercisable, but the shares of Common Stock issuable on exercise of the options are non-transferable and subject to repurchase by the Company at the exercise price paid by Mr. Perlmutter. These restrictions lapse in one-third increments on the fourth, fifth and sixth anniversaries of the grant date. As compensation for his services, Mr. Perlmutter is entitled to a salary of $1 per year, fringe benefits generally offered to the Company's executive officers, and the possibility of an annual bonus at the discretion of the Company.

        Loan Out Agreement

        The Company and Brentwood Television Funnies, Inc. ("Brentwood"), a company wholly owned by Richard Ungar, a former executive officer of the Company, were parties to a Loan Out Agreement under which Brentwood agreed to provide the services of Mr. Ungar as Executive Producer on all television programs involving Marvel characters for a term that expired on October 25, 2003. Under the agreement, Brentwood received a producer fee of $175,000 per year, subject to discretionary increases.

                             ADDITIONAL INFORMATION

        The Company will make available a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC on March 11, 2004, without charge, upon written request to the Secretary, Marvel Enterprises, Inc., 10 East 40th Street, New York, New York 10016. Each such request must set forth a good-faith representation that, as of the Record Date, March 24, 2004, the person making the request was a beneficial owner of shares of Common Stock entitled to vote at the Annual Meeting.

        In order to ensure timely delivery of documents prior to the Annual Meeting, any request should be received by the Company promptly.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, directors and 10% Stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file such forms, the Company believes that, except as noted below, all of its officers, directors and 10% Stockholders complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2003.

        The following information notes all late filings of Forms 3, 4 and 5 by persons who were directors, officers or 10% Stockholders of the Company in 2003, late filings in 2002 not previously reported and any late filings in 2004 to date. Alan Fine, Morton Handel, Gui Karyo and Timothy Rothwell each filed one late report on Form 4, each such report being filed solely to report a single transaction in which they were granted options or restricted stock pursuant to the Company's 1998 Stock Incentive Plan. James Halpin, Lawrence Mittman and Richard Solar each filed two late reports on Form 4, each such report being filed solely to report a single transaction in which they were granted options or restricted stock pursuant to the Company's 1998 Stock Incentive Plan. Sid Ganis filed three late reports on Form 4 reporting six transactions. Richard Ungar filed one late report on Form 4 reporting nine transactions. Corrective filings have been made for each of the above described transactions.


                              STOCKHOLDER PROPOSALS

        The eligibility of stockholders to submit proposals, the proper subjects of stockholder proposals and other issues governing stockholder proposals are regulated by the rules adopted under Section 14 of the Exchange Act. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy materials for the 2005 Annual Meeting of Stockholders must be received by the Company at its principal executive offices at 10 East 40th Street, New York, New York 10016, no later than December 7, 2004.

        Under the By-Laws, and as permitted by the rules of the SEC, certain procedures are provided which a stockholder must follow to nominate people for election as directors or to introduce an item of business at the Annual Meeting of Stockholders. These procedures provide that, in the case of a meeting such as this Annual Meeting, notice for nominations or stockholder proposals must be received by the Company not later than the close of business on the 60th day prior to the first anniversary of the preceding year's annual meeting. The 2003 annual meeting of stockholders was held on May 8, 2003. The persons designated as proxies by the Company in connection with the 2004 Annual Meeting of Stockholders will have discretionary voting authority with respect to any proposal of which the Company did not receive timely notice.

        The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

        This proxy statement incorporates by reference the financial statements, supplementary financial information, management's discussion and analysis of financial condition and results of operations and quantitative and qualitative disclosures about market risk included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Commission on March 11, 2004.

        Any statement contained in a document incorporated by reference in this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or in any other subsequently filed document which is also incorporated by reference in this proxy statement modifies or supersedes such statement. Any statements so modified or superseded will not be deemed, except as modified or superseded, to constitute a part of this proxy statement.

                                 OTHER BUSINESS

        The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If any matters properly come before the meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their best judgment.

        [Proxy Card]


                            MARVEL ENTERPRISES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR AN ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 5, 2004.

     The undersigned, as a holder as of the close of business on March 24, 2004 of common stock, par value $.01 per share ("Common Stock"), of Marvel Enterprises, Inc., a Delaware corporation (the "Company"), hereby appoints each of John N. Turitzin and Benjamin Dean, with full power of substitution, to vote all shares of Common Stock that the undersigned is entitled to vote through the execution of a proxy with respect to the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local time, on May 5, 2004 at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York, 10022 or any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed on the reverse side.

     Returned proxy cards will be voted (1) as specified on the matters listed on the reverse side; (2) FOR approval of each of the proposals listed on the reverse side if no instructions to the contrary are made; and (3) in accordance with the judgment of the persons named as proxies on any other matters that may properly come before the Annual Meeting.

                  (Continued and to be signed on reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                            MARVEL ENTERPRISES, INC.

                                  May 5, 2004





     Please detach along perforated line and mail in the envelope provided.


--------------------------------------------------------------------------------
 The Board of Directors recommends that you vote "FOR" all the nominees listed under Item No. 1 and "FOR" Item No. 2, Item No. 3, and Item No. 4.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

                                                                                                FOR  AGAINST  ABSTAIN
 1. Election of Directors                         2. On the proposal to approve and adopt       [_]    [_]      [_]
                                                     an amendment and restatement of the
                          NOMINEES:                  Company's certificate of incorporation
 |_| FOR ALL NOMINEES     o Morton E. Handel         eliminating certain no-longer
                          o F. Peter Cuneo           applicable provisions, as set forth in
 |_| WITHHOLD AUTHORITY   o Isaac Perlmutter         the proxy statement as "The Charter
     FOR ALL NOMINEES                                Proposal".

 |_| FOR ALL EXCEPT                               3. On the proposal to approve and adopt       [_]    [_]      [_]
     (See instructions below)                        an amendment of the Company's 1998 Stock
                                                     Incentive Plan to increase the number of
                                                     shares of Common Stock issuable pursuant
                                                     to awards made thereunder and to extend
                                                     the term thereof, as set forth in the
                                                     proxy statement as "The Stock Incentive
                                                     Plan Proposal".

                                                  4. On the proposal to ratify the appointment  [_]    [_]      [_]
                                                     of Ernst & Young LLP as the Company's
                                                     independent accountants for the fiscal
                                                     year ending December 31, 2004.

                                                  You may revoke this proxy at any time before it is voted by (i) filling in a
 INSTRUCTION: To withhold authority to vote       revocation with the Secretary of the Company; (ii) submitting a duly executed
              for any individual nominee(s),      proxy bearing a later date or time than the date or time of the proxy being
              mark "FOR ALL EXCEPT" and fill      revoked; or (iii) attending the Annual Meeting and voting in person.
              in the circle next to each
              nominee you wish to withhold,       A stockholder's attendance at the Annual Meeting will not by itself revoke a
              as shown here: o                     proxy given by the stockholder.
------------------------------------------------
                                                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID
                                                  ENVELOPE TODAY.




------------------------------------------------
To change the address on your account,
please check the box at right and indicate  |_|
your new address in the address space above.
Please note that changes to the registered
name(s) on the account may not be submitted
via this method.
-------------------------------------------------
                         --------------------------      --------                          ---------------------------      --------
Signature of Stockholder:                           Date:         Signature of Stockholder:                            Date:
                         --------------------------      --------                          ---------------------------      --------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                                                      Appendix A


                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            MARVEL ENTERPRISES, INC.

            Marvel Enterprises, Inc., a corporation (the "Corporation") organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), does hereby certify as follows:

            1. The present name of the Corporation is Marvel Enterprises, Inc. The Corporation was originally incorporated under the name "Toy Biz Acquisition, Inc.," and its original certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on March 18, 1993.

            2. This Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the GCL, after an annual meeting of stockholders called and held upon notice in accordance with Section 222 of the GCL and after a vote of stockholders thereat.

            3. This Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended, supplemented, and/or restated (the "Certificate of Incorporation").

            4. The text of the Certificate of Incorporation is hereby restated and integrated and further amended to read in its entirety as follows:

                                   ARTICLE I

                                      NAME

            The name of the Corporation is Marvel Enterprises, Inc. (the "Corporation").

                                   ARTICLE II

                                REGISTERED OFFICE

            The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation at such address is The Prentice-Hall Corporation System, Inc.

                                  ARTICLE III

                                    PURPOSES

            The nature of the business or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the GCL.

                                   ARTICLE IV

                                CAPITAL STRUCTURE

            4.1 Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 350,000,000 shares, consisting of two classes of capital stock:

                (a) 250,000,000 shares of common stock, par value $.01 per share (the "Common Stock"); and

                (b) 100,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

            4.2 Designations, Preferences, etc. The designations, preferences, powers, and relative, participating, optional, and other rights and the qualifications, limitations, and restrictions thereof, of the capital stock of the Corporation shall be as set forth in this Certificate of Incorporation.

                                   ARTICLE V

                                  COMMON STOCK

            5.1 Dividends. Subject to any preferential or other rights of the holders of outstanding shares of Preferred Stock, when, as, and if dividends are declared by the Corporation's Board of Directors in accordance with the provisions of this Certificate of Incorporation on outstanding shares of Common Stock, whether payable in cash, in property, or in securities of the Corporation, the holders of shares of the Common Stock shall be entitled to share equally in and to receive all such dividends, in accordance with the number of shares of Common Stock held by each such holder.

            5.2 Liquidation Rights. Upon any duly authorized voluntary or any involuntary liquidation, dissolution, or winding-up of the affairs of the Corporation, after payment in full or reasonable provision for payment in full of all claims and obligations of the Corporation, in accordance with Section 281 of the GCL, as the same now exists or may hereafter be amended, or with the provisions of any successor statute, shall have been made, and subject to any preferential or other rights of holders of outstanding shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to share ratably, in accordance with the number of shares of Common Stock held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Stock, whether such assets are capital, surplus, or earnings. For the purposes of this Paragraph 5.2, neither the consolidation or merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or any part of its assets, nor the reduction of the number of authorized shares of the capital stock or any class or series thereof of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation as those terms are used in this Paragraph 5.2.

            5.3 Voting Rights. At each annual or special meeting of stockholders and for all other purposes, each holder of record of shares of Common Stock on the relevant record date shall be entitled to one (1) vote for each share of Common Stock standing in such holder's name on the stock transfer records of the Corporation. The holders of shares of Common Stock shall not have cumulative voting rights.

            5.4 No Preemptive or Subscription Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

                                   ARTICLE VI

                                 PREFERRED STOCK

            Shares of Preferred Stock may be issued from time to time in one or more series only as may be determined and authorized in accordance with the provisions of this Certificate of Incorporation. Subject to the provisions of this Certificate of Incorporation, the Board of Directors is expressly authorized, to the fullest extent permitted by law, to fix and alter the powers, designations, preferences, and relative, optional, participating, and other rights, and the qualifications, limitations, and restrictions thereof, granted to or imposed upon any wholly unissued series of Preferred Stock and, unless otherwise provided in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

            Authorized and unissued shares of any series of Preferred Stock may be issued with such designations, powers, voting rights, preferences, and relative, participating, optional and other rights, if any, and such qualifications, limitations and restrictions thereof, if any, only as may be authorized in accordance with the provisions of this Certificate of Incorporation prior to the issuance of any shares of such series of Preferred Stock, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share; (iii) the dividends payable on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series in the event of the liquidation, dissolution, or winding-up of the Corporation, or any distribution of its assets; and (vii) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares of such series are convertible or exchangeable, if such shares are convertible or exchangeable.

            Any and all shares of Preferred Stock issued and for which full consideration has been paid or delivered shall be deemed fully paid and non-assessable shares, and the holder thereof shall not be liable for any further payment thereon.

            6.1 Class A Junior Participating Preferred Stock; Designation and Amount. The shares of such series shall be designated as Class A Junior Participating Preferred Stock, $.01 par value per share (the "Class A Preferred Stock"), and the number of shares constituting the Class A Preferred Stock shall be two million five hundred thousand (2,500,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Class A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Class A Preferred Stock.

            6.2 Dividends and Distributions

                (a) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Class A Preferred Stock with respect to dividends, the holders of shares of Class A Preferred Stock, in preference to the holders of Common Stock and of any other stock ranking junior to the Class A Preferred Stock, shall be entitled to receive, when, as and if authorized by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of January, April, July and October of each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Class A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.10 or (b) an amount, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Class A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Class A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                (b) The Corporation shall declare a dividend or distribution on the Class A Preferred Stock as provided in paragraph (a) of this Section 6.2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.10 per share on the Class A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Class A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Class A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Class A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Class A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                (d) In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the DGCL, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Class A Preferred Stock shall not be added to the Corporation's total liabilities.

            6.3 Voting Rights. The holders of shares of Class A Preferred Stock shall have the following voting rights:

                (a) Subject to the provision for adjustment hereinafter set forth, each share of Class A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the holders of Common Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Class A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                (b) Except as otherwise provided herein, or in any Certificate of Designation, Preferences and Rights creating a series of Preferred Stock or any similar stock, the holders of shares of Class A Preferred Stock and the holders of shares of Common Stock and any other shares of stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                (c) Except as set forth herein, or as otherwise provided by law, holders of Class A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

            6.4 Certain Restrictions.

                (a) Whenever quarterly dividends or other dividends or distributions payable on the Class A Preferred Stock as provided in Section 6.2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Class A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                    (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class A Preferred Stock;

                    (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class A Preferred Stock, except dividends paid ratably on the Class A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                    (iii) redeem or purchase or otherwise acquire for
                          consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding
                          up) to the Class A Preferred Stock; or

                    (iv) redeem or purchase or otherwise acquire for consideration any shares of Class A Preferred Stock, or any shares of stock ranking on a parity with the Class A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 6.4, purchase or otherwise acquire such shares at such time and in such manner.

            6.5 Reacquired Shares. Any shares of Class A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any Certificate of Designation, Preferences and Rights creating a series of Preferred Stock or any similar stock or as otherwise required by law.

            6.6 Liquidation, Dissolution or Winding Up.

                (a) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class A Preferred Stock unless, prior thereto, the holders of shares of Class A Preferred Stock shall have received an amount per share (the "Class A Liquidation Preference") equal to $10 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment provided that the holders of shares of Class A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class A Preferred Stock, except distributions made ratably on the Class A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Class A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

                (b) In the event, however, that there are not sufficient assets available to permit payment in full of the Class A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Class A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Class A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

                (c) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.6.

            6.7 Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Class A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Class A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            6.8 No Redemption. The shares of Class A Preferred Stock shall not be redeemable by the Company.

            6.9 Rank. The Class A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation's Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Class A Preferred Stock.

            6.10 Amendment. At any time any shares of Class A Preferred Stock are outstanding, this Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Class A Preferred Stock, as set forth herein, so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Class A Preferred Stock, voting separately as a single class.

            6.11 Fractional Shares. Class A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Class A Preferred Stock.

                                  ARTICLE VII

                          MANAGEMENT OF THE CORPORATION

            7.1 Except as otherwise provided herein, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall be divided into three classes: Class I, Class II and Class III. The classes shall be as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits, with the three-year term of service of each class staggered to expire in successive years. The directors shall be assigned to a class at the time of their election.

            At each annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders and each director so elected shall hold office until his successor is elected and qualified, or until his earlier resignation or removal. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the three classes so as to make all classes as nearly equal in number as possible, and the Board of Directors shall decide which class shall contain an unequal number of directors.

            7.2 Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by a majority of the directors then in office (even though such number of directors may constitute less than a quorum) and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified.

            7.3 Election of directors need not be by written ballot unless the By-Laws so provide.

            7.4 The Board of Directors shall have the power to adopt, amend, and repeal the By-Laws of the Corporation.

            7.5 The stockholders and directors shall have the power, if the By-Laws so provide, to hold their respective meetings within or without the State of Delaware and may (except as otherwise required by law) keep the Corporation's books outside the State of Delaware, at such places as from time to time may be designated by the By-Laws or the Board of Directors.

            7.6 Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

            7.7 Notwithstanding anything to the contrary contained in the By-Laws, a special meeting of the stockholders for any purpose or purposes may be called at any time or from time to time by the Chief Executive Officer or Chairman of the Board of Directors, and shall be called at any time or from time to time at the request in writing of a majority of the total number of directors in office. Except as provided in the immediately following sentence of this
Section 7.7, special meetings may not be called by any other person or persons. At any special meetings, no business shall be transacted and no corporate action shall be taken other than as stated in the notice of the meeting.

            7.8 In addition to the powers and authority hereinbefore conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and the By-Laws; provided, however, that no By-Laws hereafter adopted shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.


                                  ARTICLE VIII

                                   AMENDMENTS

            The Corporation reserves the right to amend or repeal any provisions contained in this Certificate of Incorporation from time to time and at any time in the manner now or hereafter prescribed in this Certificate of Incorporation or the By-Laws or required by the laws of the State of Delaware, and all rights herein conferred upon stockholders are granted subject to such reservation.

                                   ARTICLE IX

                      LIMITATION OF LIABILITY OF DIRECTORS

            No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, that the foregoing clause shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article IX is in effect shall be deemed to be doing so in reliance on the provisions of this Article IX. Any repeal or modification of this Article IX shall not adversely affect any right or protection of a director existing prior to such repeal or modification. The provisions of this Article IX are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of stockholders or directors, or otherwise.

            IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be duly executed and acknowledged, this day of , 200 .

                                      MARVEL ENTERPRISES, INC.


                                      By:
                                         -------------------------------------
                                          Name:   Allen S. Lipson
                                          Title:  President and Chief
                                                  Executive Officer

                                                                      Appendix B


                            MARVEL ENTERPRISES, INC.

                            1998 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

1. Purpose.....................................................................1

2. Definitions.................................................................1

3. Administration..............................................................3

4. Stock Subject to the Plan...................................................4

5. Option Grants for Eligible Individuals......................................5
       5.1 Authority of Committee..............................................5
       5.2 Purchase Price......................................................5
       5.3 Maximum Duration....................................................5
       5.4 Vesting.............................................................5
       5.5 Method of Exercise..................................................5
       5.6 Modification or Substitution........................................6
       5.7 Non-transferability.................................................6
       5.8 Rights of Optionees.................................................6
       5.9 Effect of Change in Control.........................................6
       5.10 Dividend Equivalent Rights.........................................6
       5.11 Grants to Certain Outside Directors................................7

6. Stock Appreciation Rights...................................................7
       6.1 Time of Grant.......................................................7
       6.2 Stock Appreciation Right Related to an Option.......................7
          (a) Exercise.........................................................7
          (b) Amount Payable...................................................7
          (c) Treatment of Related Options and Stock Appreciation Rights
              Upon Exercise....................................................7
       6.3 Stock Appreciation Right Unrelated to an Option.....................7
       6.4 Method of Exercise..................................................8
       6.5 Form of Payment.....................................................8
       6.6 Modification or Substitution........................................8
       6.7 Effect of Change in Control.........................................8

7. Restricted Stock............................................................8
       7.1 Grant...............................................................8
       7.2 Rights of Grantee...................................................8
       7.3 Non-transferability.................................................9
       7.4 Lapse of Restrictions...............................................9
          (a) Generally........................................................9
          (b) Effect of Change in Control......................................9
       7.5 Modification or Substitution........................................9
       7.6 Treatment of Dividends..............................................9
       7.7 Delivery of Shares..................................................9

8. Performance Awards..........................................................9
       8.1 Performance Objectives..............................................9
       8.2 Performance Units..................................................10

                                                                            Page

          (a) Vesting and Forfeiture..........................................10
          (b) Payment of Awards...............................................10
       8.3 Performance Shares.................................................10
          (a) Rights of Grantee...............................................10
          (b) Non-transferability.............................................11
          (c) Lapse of Restrictions...........................................11
          (d) Treatment of Dividends..........................................11
          (e) Delivery of Shares..............................................11
       8.4 Effect of Change in Control........................................11
       8.5 Non-transferability................................................12
       8.6 Modification or Substitution.......................................12

9.  Effect of a Termination of Employment or Service..........................12

10. Adjustment Upon Changes in Capitalization.................................12

11. Effect of Certain Transactions............................................12

12. Interpretation............................................................13

13. Pooling Transactions......................................................13

14. Termination and Amendment of the Plan.....................................13

15. Non-Exclusivity of the Plan...............................................13

16. Limitation of Liability...................................................14

17. Regulations and Other Approvals; Governing Law............................14

18. Miscellaneous.............................................................15
       18.1 Multiple Agreements...............................................15
       18.2 Withholding of Taxes..............................................15

19. Effective Date............................................................15

20. Termination of 1995 Stock Option Plan.....................................15

                            MARVEL ENTERPRISES, INC.
                            1998 STOCK INCENTIVE PLAN


         1.  Purpose.
             -------

             The purpose of this Plan is to strengthen Marvel Enterprises, Inc. (the "Company") by providing an incentive to its officers, employees, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to officers, employees, consultants and directors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares (as each term is hereinafter defined).

         2.  Definitions.
             -----------

             For purposes of the Plan:

             2.1 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

             2.2 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award or any or all of them.

             2.3 "Board" means the Board of Directors of the Company.

             2.4 "Cause" means, unless otherwise defined in the Agreement evidencing a particular Award, an individual's (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit, (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses), or (v) the commission of an act of fraud or intentional misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

             2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

             2.6 "Code" means the Internal Revenue Code of 1986, as amended.

             2.7 "Committee" means a committee as described in Section 3.1 hereof consisting of at least two (2) Nonemployee Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

             2.8 "Company" means Marvel Enterprises, Inc.

             2.9 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

             2.10 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

             2.11 "Eligible Individual" means any officer, employee, consultant or director of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

             2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             2.13 "Fair Market Value" per Share as of a particular date shall mean (i) the closing sales price per Share on a national securities exchange for the last preceding date on which there was a sale of such Shares on such exchange, or (ii) if the Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

             2.14 "Grantee" means a person to whom an Award has been granted under the Plan.

             2.15 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

             2.16 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

             2.17 "Option" means an Incentive Stock Option, a Nonqualified Stock Option or either or both of them.

             2.18 "Optionee" means a person to whom an Option has been granted under the Plan.

             2.19 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

             2.20 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

             2.21 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

             2.22 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 8.3 hereof.

             2.23 "Performance Unit" means Performance Units granted to an Eligible Individual under Section 8.2 hereof.

             2.24 "Plan" means the Marvel Enterprises Inc. 1998 Stock Incentive Plan.

             2.25 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

             2.26 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 7 hereof.

             2.27 "Shares" means the common stock, par value $0.01 per share, of the Company.

             2.28 "Stock Appreciation Right" (SAR) means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 6 hereof.

             2.29 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

             2.30 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

             2.31 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3.  Administration.
             --------------

             3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a nonemployee director within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent compliance with Section 162(m) of the Code is desired, such Committee members shall also be "outside directors" within the meaning of Section 162(m) of the Code. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

             3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                 (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

                 (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Performance Units or Performance Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

             3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

                 (a) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective and comply with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                 (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                 (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

                 (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan; and

                 (e) to provide for the limited transferability of Options to certain family members, family trusts or family partnerships of Optionees.

         4.  Stock Subject to the Plan.
             -------------------------

             4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 16,000,000; provided, however, that the maximum number of Shares that may be the subject of Options and Awards granted to any Eligible Individual during any calendar year may not exceed 4,000,000 Shares. Upon a Change in Capitalization the maximum number of Shares which may be made the subject of Options and Awards granted under the Plan and which may be granted to any Eligible Individual during any calendar year shall be adjusted in number and kind pursuant to Section 10 hereof. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

             4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 hereof for the granting of further Options and Awards shall be reduced as follows:

             (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

             (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

             4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         5. Option Grants for Eligible Individuals.
            --------------------------------------

             5.1 Authority of Committee. Subject to the provisions of the Plan and to Section 4.1 hereof, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted. The aggregate Fair Market Value (determined as of the date of grant of an Incentive Stock Option) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, any Parent and any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Any such Options granted in excess of the $100,000 limitation shall be deemed to be Nonqualified Stock Options.

             5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

             5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

             5.4 Vesting. Subject to Section 5.9 hereof, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. If the Committee does not so designate, Options shall become exercisable in three equal or nearly equal installments on the first, second and third anniversaries of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

             5.5 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) with the consent of the Committee, transferring Shares to the Company upon such terms and conditions as determined by the Committee (such as, for example, a requirement that such Shares have been held for at least six months if necessary to avoid adverse accounting consequences). Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option, unless otherwise provided in an Agreement. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this Section 5.5 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

             5.6 Modification or Substitution. The Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

             5.7 Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution unless specifically authorized by the Committee, and unless transferred in a manner permitted by the Committee an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

             5.8 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

             5.9 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, the Committee may provide in an Agreement for the accelerated vesting of all or any portion of an Option in the event of a change in control of the Company.

             5.10 Dividend Equivalent Rights. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option to which the Dividend Equivalent Rights relate. In the event that the amounts payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect to Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

             5.11 Grants to Certain Outside Directors. In the event a Director of the Company is required by contract to deliver any compensation from the Company to the Director's employer, the Director may elect, with the consent of the Committee to have Awards pursuant to this Plan made to such Director's employer. In such case, the vesting, exercisability and termination provisions shall be applied with respect to the service of the Director.

         6. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the

Committee may determine) and shall, except as provided in this Section 6, be subject to the same terms and conditions as the related Option.

             6.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

             6.2 Stock Appreciation Right Related to an Option.

                 (a) Exercise. Subject to Section 6.7 hereof, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable even if the related Option is transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                 (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                 (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised.

             6.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 6.7 hereof), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. If the Committee does not designate a vesting schedule, the schedule shall be in equal or nearly equal installments on the first, second and third anniversaries of the date of grant. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

             6.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

             6.5 Form of Payment. Payment of the amount determined under Sections 6.2(b) or 6.3 hereof may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

             6.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

             6.7 Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, the Committee may provide in an Agreement for the accelerated vesting of all or a portion of any Stock Appreciation Right in the event of a change in control of the Company.

         7. Restricted Stock.
            ----------------

             7.1 Grant. The Committee may grant to Eligible Individuals Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 8.2 hereof), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 7.

             7.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

             7.3 Non-transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 7.4 hereof, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

             7.4 Lapse of Restrictions.

                 (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award. If the Committee does not so provide, restrictions shall lapse in three equal or nearly equal installments on the first, second and third anniversaries of the date of grant.

                 (b) Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, the Committee may provide in an Agreement for the lapsing of all restrictions imposed upon any or all Shares of Restricted Stock in the event of a change in control of the Company.

             7.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

             7.6 Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

             7.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         8. Performance Awards.
            ------------------

             8.1 Performance Objectives. Performance objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

             8.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 8.2(b) hereof of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

                 (b) Vesting and Forfeiture. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

                 (c) Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to
Section 8.4 hereof, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

             8.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                 (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                 (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 8.3(c) or 8.4 hereof, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                 (c) Lapse of Restrictions. Subject to Section 8.4 hereof, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                 (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                 (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

             8.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary:

                 (a) With respect to the Performance Units, the Committee may determine that a Grantee shall (i) become vested in a percentage of Performance Units as a result of a change in control of the Company and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a change in control of the Company, a cash payment in an amount as determined by the Committee and as set forth in the Agreement.

                 (b) With respect to the Performance Shares, the Committee may provide in an Agreement for the lapse of restrictions imposed upon all or a portion of the Performance Shares in the event of a change in control of the Company.

                 (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a change in control of the Company, including, but not limited to, provisions for the adjustment of applicable performance objectives.

             8.5 Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

             8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         9. Effect of a Termination of Employment or Service.
            ------------------------------------------------

             The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment or service of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division or a change in status from employee or director to consultant), as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter. Notwithstanding the foregoing and unless specifically set forth in an Agreement to the contrary, (i) in the event an Optionee's or Grantee's employment or service with the Company is terminated for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall immediately terminate in full and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto, and (ii) in the event the Optionee's or Grantee's employment or service with the Company is terminated other than for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall terminate in full on the ninetieth (90th) day following such termination and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto.

             10. Adjustment Upon Changes in Capitalization.
                 -----------------------------------------

                 (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) maximum number of class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Individual during the term of the Plan and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable.

                 (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                 (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         11. Effect of Certain Transactions. Subject to Sections 5.9, 6.7, 7.4(b) and 8.4 hereof, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or SAR or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.

         12. Interpretation.
             --------------

                 (a) Awards under the Plan are intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                 (b) Unless otherwise expressly stated in the relevant Agreement, each Award granted under the Plan (other than Restricted Stock) is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. Except in cases of the death, disability or change in control, the Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

         13. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a change in control of the Company which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment or settlement with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquired of the Company, or a combination of the foregoing and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

         14. Termination and Amendment of the Plan.
             -------------------------------------

                 The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                 (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options, SARs or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                 (b) To the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or applicable law or securities exchange rule, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

         15. Non-Exclusivity of the Plan.
             ---------------------------

                 The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         16. Limitation of Liability.
             -----------------------

                 As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                 (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                 (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                 (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

                 (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         17. Regulations and Other Approvals; Governing Law.
             ----------------------------------------------

             17.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.

             17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

             17.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

             17.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

             17.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, (the "Securities Act") and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares or Awards, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares or Awards shall be appropriately amended to reflect their status as restricted securities as aforesaid.

         18. Miscellaneous.
             -------------

             18.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

             18.2 Withholding of Taxes. (a) The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the grant of any other Award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or Award or another exercise of Award under this Plan until the Grantee reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold. The Committee may permit a Grantee (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a Fair Market Value sufficient to cover the amount of such required or permitted withholding taxes.

                 (b) If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                 (c) The Committee shall have the authority, at the time of grant of an Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

         19. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the holders of a majority of the securities of the Company in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.

         20. Termination of 1995 Stock Option Plan. Upon the effectiveness of the Plan, the Company's 1995 Stock Option Plan shall terminate.

                                                                      Appendix C


                                 Amendment No. 2

                                     to the

                            MARVEL ENTERPRISES, INC.

                            1998 STOCK INCENTIVE PLAN

         This Amendment No. 2 to the Marvel Enterprises, Inc. 1998 Stock Incentive Plan (this "Amendment") was adopted by the board of directors (the "Board of Directors") of Marvel Enterprises, Inc. (the "Company") on February 24, 2004.

Preliminary Statements:

         The Board of Directors adopted the Marvel Enterprises, Inc. 1998 Stock Incentive Plan (the "Plan") on November 11, 1998 and the stockholders of the Company approved the Plan in December of 1998. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

         The Plan was amended pursuant to Amendment No. 1 to the Marvel Enterprises, Inc. 1998 Stock Incentive Plan adopted by the Board of Directors on September 5, 2001 and approved by the stockholders of the Company in January of 2002.

         Pursuant to Section 4.1 of the Plan, as amended, the maximum number of shares of common stock, par value $.01 per share, of the Company ("Common Stock") that may be made the subject of Options or Awards granted under the Plan is 16,000,000. This figure does not account for the three-for-two stock split-up, to be effected in the form of a dividend, that is scheduled for March 26, 2004 (the "Stock Split"). After giving effect to the Stock Split, the number in the first sentence of this paragraph would be 24,000,000.

         Pursuant to Section 14 of the Plan, as amended, the Plan terminates on November 10, 2008, the day preceding the tenth anniversary of the date of its adoption by the Board of Directors.

         The Board of Directors desires to increase the number of shares of Common Stock issuable pursuant to Options or Awards granted under the Plan by 7,500,000 (without giving effect to the Stock Split), and to extend the term of the Plan so that the Plan's termination date is December 31, 2013.

Accordingly, the Plan is hereby amended as follows:

         Section 1.  Amendments to Plan.

                  (a) The first sentence of Section 4.1 of the Plan is hereby deleted and the following sentence shall be substituted in lieu thereof (with the numbers in the following sentence being expressed without giving effect to the Stock Split; for purposes of clarity, those numbers would be 35,250,000 and 6,000,000, respectively, after giving effect to the Stock Split):

                           "The  maximum  number of Shares  that may be made the
                  subject of Options and Awards granted under the Plan is 23,500,000; provided, however, that the maximum number of Shares that may be the subject of Options and Awards granted to any Eligible Individual during any calendar year may not exceed 4,000,000 Shares."

                  (b) The first sentence of Section 14 of the Plan is hereby deleted and the following sentence shall be substituted in lieu thereof:

                           "The Plan shall terminate on December 31, 2013 and no
                  Option or Award may be granted thereafter."

         Section 2. Instruments To Be Read Together. This Amendment shall be deemed incorporated into and made a part of the Plan. This Agreement and the Plan shall henceforth be read together.

         Section 3. Effective Date. The effective date of this Amendment shall be the date of its adoption by the Board of Directors, subject only to the approval by the holders of a majority of the outstanding shares of Common Stock in accordance with the applicable laws of the State of Delaware within twelve
(12) months of such adoption.

         Section 4. Effect on the Plan. Except as specifically modified above, the terms of the Plan shall remain in full force and effect.

                                                                      Appendix D


                            MARVEL ENTERPRISES, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


PURPOSE

The Board of Directors (the "Board") of Marvel Enterprises, Inc. (the "Company") has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter (the "Charter").

The primary purpose of the Committee is to:

      (A) directly appoint, retain, compensate, evaluate and, where appropriate, terminate the Company's independent auditors (the "Independent Auditors"). In connection with this duty, the Committee shall have the sole authority to approve all audit engagement fees and terms. The Committee may submit its appointment of the Independent Auditors for stockholder ratification in the Company's annual proxy statement;

      (B) assist the Board's oversight of:

            (1) the integrity of the Company's financial statements,

            (2) the Company's compliance with legal and regulatory requirements,

            (3) the Independent Auditors' qualifications and independence, and

            (4) the performance of the Company's internal audit function and the Independent Auditors; and

      (C) prepare the report required by the Securities and Exchange Commission's ("SEC") proxy rules to be included in the Company's annual proxy statement.

While the Committee has the powers and responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditors.

The Committee shall also serve as the Qualified Legal Compliance Committee of the Board (the "Qualified Legal Compliance Committee") if authorized to do so by the Board.

ORGANIZATION

1. COMMITTEE COMPOSITION:

o Number and Financial Acumen of Committee Members - The Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee and shall be comprised of not less than three members of the Board. The Committee's composition will meet the audit committee requirements of the corporate governance standards set forth in the Listed Company Manual of the New York Stock Exchange (the "NYSE"), as amended from time to time.

o Independence of Committee Members - All of the members of the Committee will be directors who are "independent" within the meaning of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the "Exchange Act"), Section 303A(2) and 303A(6) of the NYSE Listed Company Manual, and, so long as such sections continue to apply, Section 303.01(B)(2)(a) and
      Section 303.01(B)(3) of the NYSE Listed Company Manual, and who otherwise comply with the requirements for Committee membership outlined in such sections.

o Audit Committee Financial Expert - At least one member of the Committee shall be an "audit committee financial expert" as such term is defined in
      Item 401(h) of Regulation S-K and is "independent" as such term is used in
      Item 7(d)(3)(iv) of Schedule 14A.

2. GENERAL ORGANIZATION AND MEETINGS

o Committee Chairperson - The Chairman of the Board shall appoint one member of the Committee as Chairperson, such appointment to be subject to the approval of the Board.

o Meetings - The Committee will meet on a quarterly basis and as often as necessary to carry out its responsibilities. A majority of members shall constitute a quorum of the Committee and shall be empowered to act on behalf of the Committee. The Committee may delegate its authority, other than its authority to act as the Qualified Legal Compliance Committee, to any subcommittee or member when appropriate. The Committee shall report regularly to the Board and shall review with the Board any issues which arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, or the performance of the internal audit function.

3. ANNUAL REVIEW PROCESS

o Board Determination of Committee Member Independence - The Board will determine annually that the Committee's members are independent, as defined by law and relevant SEC and NYSE rules, and will determine whether the Committee has fulfilled its duties and responsibilities.

o Assessment of Charter - The Committee and the Board will review and assess the adequacy of this Charter annually.

FUNCTIONS

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the Independent Auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the Independent Auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the Independent Auditors' work.

In performing its duties, the Committee will maintain free and open communication, including private executive sessions at least annually, with the Independent Auditors, internal auditors and management as required by the NYSE Listed Company Manual. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books and records of the Company and the power to retain outside legal, accounting or other advisors, at the expense of the Company. The Committee shall be provided by the Company with appropriate funding for the payment of compensation to the Independent Auditors and to any legal, accounting or other advisors retained by the Committee, and for the payment of the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances:

1. OVERSIGHT OF AUDITORS

o Direct Oversight of Independent Auditors - The Committee shall directly appoint, retain, compensate, evaluate and, where appropriate, terminate the Company's independent auditors. The Independent Auditors shall report directly to the Committee. The Committee shall be directly responsible for oversight of the Company's Independent Auditors, including resolution of disagreements between the Company's management and the Independent Auditors. The Committee's evaluation shall include the review and evaluation of the lead audit partner of the Independent Auditors. In addition to assuring the regular rotation of the lead audit partner as required by law, the Committee shall consider whether, in order to insure continuing auditor independence, there should be regular rotation of the audit firm itself. The Committee shall present its conclusions with respect to the Independent Auditors to the full board.

o Obtaining Annual Statement from Independent Auditors - The Committee will obtain annually from its Independent Auditors a formal written statement to the Committee (i) describing the Independent Auditors' internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the Independent Auditors or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues, and (ii) setting forth all relationships between the Independent Auditors and the Company, consistent with the Independence Standards Board Standard No. 1. The Committee will discuss with the Independent Auditors any disclosed relationships or services which may impact the objectivity and independence of the Independent Auditors.

o Pre-Approval of Services Provided by the Independent Auditors - As required by the SEC, generally the Committee approves all audit and non-audit services provided by the Independent Auditors including the compensation to be paid. The SEC permits certain limited exceptions to the general rule which the Committee may apply. Details of this pre-approval process are outlined in the Committee's "Policy Regarding Pre-Approval of Audit and Non-Audit Services." The Committee may delegate this responsibility to a member or subcommittee which will report any pre-approvals made to the full Committee at its next meeting.

o Guidelines for Hiring Former Employees of the Independent Auditors - The Committee shall set clear hiring policies for employees or former employees of the Independent Auditors.

2. AUDIT COMMITTEE'S REVIEW FUNCTION

o Review Audited Financial Statements - The Committee will review the Company's audited financial statements (including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations") and discuss them with management and the Independent Auditors. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

o Review Quarterly Financial Statements - The Committee will review with management and the Independent Auditors the Company's quarterly financial information (including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations") prior to the Company's filing of its Quarterly Report on Form 10-Q.

o Review Alternative Treatments and Critical Accounting Policies - In connection with each review or examination of the Company's financial statements, the Committee will require that the Independent Auditors timely report to and document for the Committee: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; (iii) the ramifications of the use of such alternative disclosures and treatments; and the treatment preferred by the Independent Auditors; (iv) and other material written communications between the Independent Auditors and management, such as any management letter or schedule of unadjusted differences; (v) major issues regarding accounting principals and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; and
      (vi) analysis prepared by management and/or the Independent Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Committee shall review with Independent Auditors any differences encountered in the course of the audit work including any restrictions on the scope of the Independent Auditors activities or on access to requested information and any significant disagreement with management.

o Review of Internal Controls - The Committee will review with management, internal auditors and the Independent Auditors their assessments of the adequacy of internal controls and the resolution of identified material weaknesses and reportable conditions in internal controls.

o Discuss Regulatory Initiatives and Off-Balance Sheet Structures - The Committee will discuss with management and the Independent Auditors the effects of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

o Discuss Earnings Press Releases and Guidance - The Committee will discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies including a discussion of the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information). The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

o Discuss Pending Litigation - The Committee will discuss with management, corporate counsel and the Independent Auditors, and shall review, material pending litigation and taxation matters and other areas of oversight in the legal and compliance area that may have a material impact on the Company's financial statements, as appropriate.

o Discuss Policies with Respect to Risk Assessment and Risk Management - The Committee will discuss the Company's guidelines and policies that govern risk assessment and risk management.

3. COMPLAINT PROCEDURES

o Complaint Procedures - The Committee will implement procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters. The current complaint procedures can be found in the Committee's "Complaint Procedure for Accounting and Audit Matters" which shall be made publicly available.

4. ANNUAL REPORT

o Annual Report for Inclusion in Proxy - The Committee will issue annually a report to be included in the Company's proxy statement (including appropriate oversight conclusions) for the submission to stockholders.


5. POST-AUDIT REVIEW

o Management Letter - The Committee will review with management and the Independent Auditors the annual Management Letter comments and management's responses to each.


6. OVERSIGHT OF INTERNAL AUDIT FUNCTION

o Oversight of Internal Audit Function - The Committee will review the activities, organizational structure, and qualifications (including a discussion of the responsibilities, budget and staffing) of the Company's internal audit function. The most senior internal auditor shall have a direct line of communication to the Committee. The Committee will provide the most senior internal auditor the authority to examine all records and issue independent reports in order to supply objectivity to the internal audit process.

o Review of Adequacy of Internal Audit Function - The Committee will review with management, the Independent Auditors and the most senior internal auditor the adequacy of the Company's internal audit function.

o Review of Internal Audit Reports - The Committee will receive and review internal audit repots which will be prepared at least once every quarter.


7. QUALIFIED LEGAL COMPLIANCE COMMITTEE

o Qualified Legal Compliance Committee- When authorized by resolution of the Board to serve as the Qualified Legal Compliance Committee, the Committee shall also have the authority and responsibility provided in that Board resolution.


8. OTHER ACTIVITIES

o Other Activities - The Committee will perform any other activities required by applicable law, rules or regulations, including the rules of the SEC and the NYSE, and perform such other activities that are consistent with this Charter, the Company's Certificate of Incorporation, By-Laws, as amended and restated from time to time, and governing laws, as the Committee or the Board deems necessary or appropriate.